UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

PERPETUA RESOURCES CORP.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS
You are invited to our 2023 annual general meeting (the “Annual Meeting” or “Meeting”) of the shareholders of PERPETUA RESOURCES CORP. (“Perpetua” or the “Company”).
When	Where
Thursday, May 18, 2023 10:00 a.m., Mountain Time	Online at meetnow.global/MZA9AHQ
Items of Business:	Our Board of Directors Recommends You Vote:
• To receive and consider the audited financial statements of the Company together with the auditors’ report thereon for the financial year ended December 31, 2022;
• To elect the nine directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;	FOR the election of each director nominee
• To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2023 at a remuneration to be set by the directors;	FOR the ratification of the appointment
• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors of the Company has fixed March 28, 2023 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
We are pleased to take advantage of Securities and Exchange Commission rules that allow us to provide our notice of annual meeting, proxy statement and 2022 annual report to shareholders online, with paper copies available free of charge upon request. On or about April 6, 2023, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, instead of a paper copy of our proxy materials.
By Order of the Board of Directors

Laurel Sayer
Chief Executive Officer
April 6, 2023
Important Notice Regarding the Availability of Proxy Materials for the Perpetua Resources Corp. Shareholder Meeting to be Held on May 18, 2023. The Proxy Statement and our 2022 Annual Report on Form 10-K are available at the SEC’s website at www.sec.gov, under our profile at www.sedar.com and on our website at www.investors.perpetuaresources.com.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2022 Annual Report on Form 10-K. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

PERPETUA RESOURCES CORP.
PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, May 18, 2023
ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors (the “Board” or “Directors”) of Perpetua Resources Corp. (“Perpetua” or the “Company”) for the Annual General Meeting (the “Annual Meeting” or “Meeting”) of Shareholders to be held at 10:00 a.m., Mountain Time, on Thursday, May 18, 2023, and any adjournment or postponement thereof. This year’s Annual Meeting will be held in a virtual-meeting format only. Registered Shareholders and duly appointed proxyholders who log into the Meeting online may participate in the Annual Meeting at meetnow.global/MZA9AHQ and will be able to listen, ask questions and securely vote through the web-based platform, provided they are connected to the internet and following the instructions online. Our principal office is located at 405 S. 8th Street, Ste 201, Boise, Idaho 83702. This Proxy Statement is first being made available to our shareholders on or about April 6, 2023.
Unless otherwise indicated, references herein to “$” or “dollars” are expressed in U.S. dollars (US$), and references to Canadian dollars are noted as “C$” or “CAD $.”
Outstanding Securities and Quorum
Only holders of record of our common shares (the “Common Shares”) at the close of business on March 28, 2023 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 63,100,039 Common Shares outstanding and entitled to vote. There are no special rights or restrictions of any nature attached to any of the Common Shares, which all rank equally as to all benefits which might accrue to the holders of Common Shares. Each Common Share is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting.
The presence, in person or by proxy, of two or more shareholders representing at least 33 1∕3% of the outstanding Common Shares on the Record Date entitled to be voted (constituting 21,033,347 votes) will constitute a quorum for the transaction of business at the Annual Meeting.
Notice-and-Access
We are sending this Proxy Statement to registered and non-registered (beneficial) shareholders using “notice-and-access” as defined under NI 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”).
We are not using procedures known as “stratification” with its use of notice-and-access in relation to the Meeting. Stratification occurs when a reporting issuer using notice-and-access provides a paper copy of the relevant Proxy Statement to some, but not all, shareholders with the notice package in relation to the relevant meeting.
We are furnishing proxy materials to our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise.

We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Appointment of Proxyholder
The purpose of a proxy is to designate persons who will vote the proxy on a shareholder’s behalf in accordance with the instructions given by the shareholder in the proxy. The persons whose names are printed in the enclosed form of proxy are officers or members of the Board (the “Management Proxyholders”).
A shareholder has the right to appoint a person other than a Management Proxyholder, to represent the shareholder at the Meeting by striking out the names of the Management Proxyholders and by inserting the desired person’s name in the blank space provided or by executing a proxy in a form similar to the enclosed form. A proxyholder need not be a shareholder.
Proxy Voting
Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Common Shares represented by a properly executed proxy will be voted or be withheld from voting on each matter referred to in the Notice of 2023 Annual Meeting of Shareholders (the “Notice of Meeting”) in accordance with the instructions of the shareholder on any ballot that may be called for and if the shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly.
If a shareholder does not specify a choice and the shareholder has appointed one of the Management Proxyholders as proxyholder, the Management Proxyholder will vote in favor of the matters specified in the Notice of Meeting and in favor of all other matters proposed by management at the Meeting.
The enclosed form of proxy also gives discretionary authority to the person named therein as proxyholder with respect to amendments or variations to matters identified in the Notice of the Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.
Completion and Return of Proxy
Completed forms of proxy must be deposited at the office of the Company’s registrar and transfer agent, Computershare Investor Services, Proxy Department, 3rd Floor, 510 Burrard Street, Vancouver, BC V6C 3B9, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or any adjournments thereof, unless the chair of the Meeting elects to exercise his discretion to accept proxies received subsequently.
Non-Registered Holders
Only shareholders whose names appear on the records of the Company as the registered holders of Common Shares or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are “non-registered” shareholders because the Common Shares they own are not registered in their name but instead are registered in the name of a nominee such as a brokerage firm through which they purchased the Common Shares; bank, trust company, trustee or administrator of self-administered RRSPs, RRIFs, RESPs and similar plans; or clearing agency such as The Canadian Depository for Securities Limited (each a “Nominee”). If you purchased your Common Shares through a broker, you are likely a non-registered holder. If your Common Shares are listed in an account statement provided to a Shareholder by a broker, then such Common Shares will more likely be registered under the name of your broker or an agent of that broker. In Canada and the United States, the vast majority of such Common Shares are registered under the name of CDS & Co. (the registration name for The Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms) or Cede & Co. (operated by the Depository Trust Company), respectively. Common Shares held by brokers or their agents or nominees can only be voted upon the instructions of the non-registered Shareholder except in limited cases for certain “routine” matters. Otherwise, without specific instructions, brokers and their agents and nominees are prohibited from voting

Common Shares for their clients, which is generally referred to as a “broker non-vote”. Therefore, non-registered holders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person if such Shareholders want their votes to count on all matters to be decided at the Meeting.
In accordance with securities regulatory policy, the Company has distributed copies of the Meeting materials, being the Notice of Meeting, this Proxy Statement and the proxy, to the Nominees for distribution to non-registered holders.
Nominees are required to forward the Meeting materials to non-registered holders to seek their voting instructions in advance of the Meeting. Common Shares held by Nominees can only be voted in accordance with the instructions of the non-registered holder. The Nominees often have their own form of proxy, mailing procedures and provide their own return instructions. If you wish to vote by proxy, you should carefully follow the instructions from the Nominee in order that your Common Shares are voted at the Meeting.
If you, as a non-registered holder, wish to vote at the Meeting in person, you should appoint yourself as proxyholder by writing your name in the space provided on the request for voting instructions or proxy provided by the Nominee and return the form to the Nominee in the envelope provided. If you wish to vote at the Meeting in person, do not complete the voting section of the form as your vote will be taken at the Meeting.
Non-Objecting Beneficial Holders
These securityholder materials are being sent to both registered and non-registered owners of the Common Shares. The Company is sending the proxy-related materials for the Meeting directly to “non-objecting beneficial owners” (“NOBOs”), as defined under NI 54-101. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your NOBO holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Nominee(s) holding on your behalf. By choosing to send these materials to NOBOs directly, the Company (and not the Nominees holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Objecting Beneficial Holders
The Company does not intend to pay for Nominees to deliver to “objecting beneficial owners (“OBOs”), as defined under NI 54-101, the proxy-related materials and Form 54-101F7 — Request for Voting Instructions Made by Intermediary. As a result, OBOs will not receive the Meeting materials unless their respective Nominee assumes the costs of delivery.
Voting Standard
Election of Directors
The Board has adopted a majority voting policy, often referred to as a plurality plus standard, (the “Majority Voting Policy”) which requires, in an election of directors, other than at a Contested Meeting (as defined below), any Director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her resignation (the “Resignation”) to the Board. The Corporate Governance and Nominating Committee of the Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the TSX. If the Resignation is not accepted, the news release shall fully state the reasons for that decision.

Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of Directors nominated for election is greater than the number of seats available on the Board.
Votes that are withheld from a Director’s election will not affect the outcome of the vote on the election of a Director, except that if a Director receives a number of withheld votes that equals or exceeds the number of votes cast in favor of the election, that Director must tender his or her Resignation to the Board. Broker non-votes, if any, will have no effect on the outcome of the election of directors.
All Other Matters
For all other matters proposed for a vote at the Annual Meeting, the affirmative vote of a majority of the outstanding Common Shares present or represented by proxy and entitled to vote on the matter is required to approve the matter. For these matters, abstentions are not counted as affirmative votes on a matter but are counted as present and entitled to vote, and broker non-votes, if any, will have no effect on the outcome of these matters.
Revocability Of Proxy
Any registered shareholder who has returned a proxy may revoke it at any time before it has been exercised. In addition to revocation in any other manner permitted by law, a registered shareholder, their attorney authorized in writing or, if the registered shareholder is a corporation, a corporation under its corporate seal or by an officer or attorney thereof duly authorized, may revoke a proxy by instrument in writing, including a proxy bearing a later date. The instrument revoking the proxy must be deposited at the registered office of the Company, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chair of the Meeting on the day of the Meeting. Only registered shareholders have the right to revoke a proxy. Non-registered holders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their respective Nominees to revoke the proxy on their behalf.
Instructions For Attending And Voting At The Virtual Meeting
The Meeting will be hosted online by way of a live webcast. A summary of the information shareholders will need to attend the virtual Meeting is provided below. The Meeting will begin at 10:00 A.M. Mountain Time on May 18, 2023.
Registered Shareholders and duly appointed proxyholders who log into the Meeting online will be able to listen, ask questions and securely vote through the web-based platform, provided they are connected to the internet and follow the instructions set out in this Proxy Statement.
In order to attend the Meeting, registered shareholders, duly appointed proxyholders and guests must log in online as set out below:
Step 1:
Log in online at meetnow.global/MZA9AHQ (Internet Explorer is not supported).

Step 2:
Follow the instructions below, as applicable:

Registered shareholders: Click “I have a login” and enter in the Username before the start of the Meeting. The Username is the 15-digit control number located on the form of proxy or in the e-mail notification you received from Computershare. When registered shareholders using a 15-digit control number login to the Meeting and accept the terms and conditions, registered shareholders will be revoking any and all previously submitted proxies, in which case, they will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If registered shareholders DO NOT wish to revoke all previously submitted proxies, they should not accept the terms and conditions, in which case they can only enter the Meeting as a guest.
Duly appointed proxyholders: Click “I have a login” and enter a Username before the start of the Meeting. Proxyholders who have been duly appointed and registered with Computershare as described in this Proxy Statement will receive an assigned Username by email from

Computershare after the proxy voting deadline has passed and the proxyholder has been duly appointed and registered.
Guests:
Non-registered shareholders who have not appointed themselves or any third parties proxyholders and therefore do not have a control number or a Username, may still attend the Meeting by clicking “I am a guest” and completing the online form. Guests will not be able to vote or ask questions at the Meeting.

Voting and Questions at the Virtual Meeting
A registered shareholder or a non-registered shareholder who has appointed themselves or a third party as proxyholder to represent them at the Meeting will appear on a list of shareholders prepared by the Company’s registrar and transfer agent, Computershare, for the Meeting.
To have their Common Shares voted at the Meeting, each registered shareholder and duly appointed proxyholder will be required to enter their control number or Username provided by Computershare at meetnow.global/MZA9AHQ prior to the start of the Meeting as set forth in more detail above.
Non-registered shareholders who appoint themselves or a third party as a proxyholder MUST register with Computershare after submitting their proxy form or voting instruction form (if applicable) by visiting meetnow.global/MZA9AHQ by 10:00 AM Mountain Time on Thursday, May 18, 2023 and providing Computershare with their proxyholder’s contact information so that Computershare may provide the proxyholder with a Username by e-mail. Failure to register the proxyholder with Computershare will result in the proxyholder not receiving a Username to participate in the Meeting and such proxyholder would only be able to attend the Meeting as a guest. Without a Username, proxyholders will not be able to vote at the Meeting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted on the virtual meeting login page at meetnow.global/MZA9AHQ.
We are aware of concerns that virtual meetings may diminish shareholder voices or reduce accountability and are taking steps to address these concerns. For example, our virtual meeting format enhances, rather than constrains, shareholder access, participation and communication because the online format allows shareholders to communicate with us during the Annual Meeting so they can ask questions to our Board, management and a representative from our independent registered public accounting firm.
Once logged in to the virtual meeting website, shareholders may submit questions for the Annual Meeting through that site. We will answer shareholder questions as they come in, as time permits. We are committed to publicly answering each question received following the Annual Meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If a question posed is not addressed during the Annual Meeting, or if a shareholder has a question or remark not related to an agenda item, such matters may be raised after the Annual Meeting by contacting our Investor Relations Manager at (208) 901-3049 or info@perpetuacorp.us.
US Beneficial Holders
In order to attend and vote at the Meeting, United States beneficial holders (“US Holders”) must first obtain a valid legal proxy from their broker, bank or other agent and then register in advance to attend the Meeting. US Holders must follow instructions from their broker or bank included with these proxy materials, or contact their broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from the broker, bank or other agent, to then register to attend the Meeting, US Holders must submit a copy of their legal proxy to Computershare. Requests for registration should be directed to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario
M5J 2Y1
OR
Email to: uslegalproxy@computershare.com
Requests for registration must be labeled as “Legal Proxy” and received no later than 10:00 AM Mountain Time on Thursday, May 18, 2023. US Holders will receive a confirmation of their registration by email after Computershare receives the registration materials. US Holders may then attend the Meeting and vote their Shares at meetnow.global/MZA9AHQ during the Meeting. Please note that US Holders are required to register their appointment at www.computershare.com/appoint.
It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences.
In order to participate online, shareholders must have a valid 15-digit control number (Username) and duly appointed proxyholders must have received an email from Computershare containing a Username.
Appointment of Proxies
Shareholders who wish to appoint a third party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (if applicable) prior to registering your proxyholder. Registering your proxyholder is an additional step once you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. To register a proxyholder, shareholders MUST visit www.computershare.com/perpetua with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to vote at the Meeting.
A proxy can be submitted to Computershare either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or via the internet at www.investorvote.com. The proxy must be deposited with Computershare by no later than 10:00 am Mountain Time on May 18, 2023, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed meeting.
If a shareholder who has submitted a proxy attends the Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such shareholder on a ballot during the Meeting will be counted and the submitted proxy will be disregarded.
In all cases, all proxies must be received and all proxyholders must be registered before 10:00 AM Mountain Time on May 18, 2023 or in the case of adjournment or postponement of the Meeting, not less than 48 hours excluding Saturdays, Sundays and holidays, prior to the time of the Meeting.
Explanatory Note
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. We are also considered a “smaller reporting company” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”). For as long as we are an emerging growth company or a smaller reporting company, we will not be required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies and smaller reporting companies.

ITEM 1
ELECTION OF DIRECTORS

In accordance with our Articles, the number of directors of the Company is set at 9, being the most recently set number of directors by an ordinary resolution of shareholders at the Company’s annual and special meeting held on May 18, 2022. The Board is currently made up of nine members: Marcelo Kim, Bob Dean, David Deisley, Laura Dove, Jeff Malmen, Chris Papagianis, Chris J. Robison, Laurel Sayer and Alex Sternhell. One of our current directors, David Deisley, has not been nominated for election at the Annual Meeting. The Board, based on the recommendation of the Corporate Governance and Nominating Committee, proposed that the following nine nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified:
• Marcelo Kim • Bob Dean • Laura Dove • Rich Haddock • Jeff Malmen	• Chris Papagianis • Chris J. Robison • Laurel Sayer • Alex Sternhell
Each of the nominees, with the exception of Mr. Haddock, is currently a director of Perpetua and has been elected to hold office until the 2023 Annual Meeting or until his or her successor has been elected and qualified. Biographical and related information on each nominee is set forth below.
In addition to the Board, non-management directors comprising the Corporate Governance and Nominating Committee have recommended that each director nominee be elected at the Annual Meeting.
The Board expects that the nine nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
The Board of Directors recommends a vote “FOR” each nominee.

BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board, the Board and the Corporate Governance and Nominating Committee took into account the qualities they seek for directors, and each of the directors’ individual qualifications, skills, and background that enable such director to effectively and productively contribute to the Board’s oversight of Perpetua, as discussed below in each biography and under “Nominee Tenure, Skills, and Characteristics.” When evaluating re-nomination of existing directors, the Committee also considered the nominees’ past and ongoing effectiveness on the Board and, with the exception of Laurel Sayer (who is an employee) their independence.
Biographical Information
Marcelo Kim New York, USA Partner at Paulson & Co. Inc.
Background
Marcelo Kim joined Perpetua as director in March 2016 and became Chair in 2020. Mr. Kim has served as a Partner at Paulson & Co. Inc., an investment management firm since 2011, where he oversees the firm’s global macro-economic and natural resource investments. Mr. Kim earned his Bachelor of Arts in economics with honors from Yale University in 2009. He is currently the Chair of International Tower Hill (NYSE American: THM) and serves on the board of directors of Ambri, Inc, a privately held company.
Mr. Kim serves as a Paulson & Co. Inc. nominee under the Paulson Investor Rights Agreement (as defined herein). Mr. Kim was appointed Chair of the Company in accordance with the Paulson Investor Rights Agreement.
Our Board believes that Mr. Kim is qualified to serve on our Board due to his extensive experience in commodities, investment analysis, capital markets and economics.

Age:	Director since:	Board committees:	Other current public company boards:
36	March 17, 2016	Corporate Governance & Nominating (Chair); Technical	Chair of International Tower Hill Mines Ltd.

Chris J. Robison Colorado, USA Former board director for Detour Gold Corp. and Chief Operating Officer of Newmont Mining Corporation
Background
Mr. Robison has 42 years of experience in the mining industry that has spanned six commodities and five continents. He is a former Fortune 500 executive with proven success in capital-intensive mining businesses and brings expertise in natural resources, mining, metallurgy, project development, M&A, capital investment, business improvement and regulatory issues. Mr. Robison also has extensive experience with mine safety, environmental management, and corporate social responsibility. Most recently, Mr. Robison was a board director for Detour Gold Corp., a former Canadian gold mining company, from 2018 to 2020. As chair of the Technical Committee, he oversaw a step-change in safety, productivity and cost management. He also served on the Detour Gold Corp. Audit, SG&A and Special Committees. From 2013 to 2016, Mr. Robison was the Chief Operating Officer and Executive Vice President of Newmont Mining Corporation, the world’s largest gold miner, where he was responsible for 12 gold and copper mining operations and complexes generating US$7.4 billion in revenues in 2014, and a pipeline of 22 expansion projects and new mines. Under his leadership, Newmont Mining Corporation delivered step-change improvement in its operational performance and growth prospects and is now a leader in the gold sector in value creation as measured by cash flow, total shareholder returns and return on invested capital. During his tenure as Chief Operating Officer, Newmont Mining Corporation lowered injury rates by more than 50%, reduced costs by more than 20% and raised productivity (labor costs per ounce of gold produced) by more than 30%. Prior to Newmont Mining Corporation, Mr. Robison was Chief Operating Officer and Vice President Operations of Rio Tinto Minerals for six years, Chief Operations Officer of U.S. Borax Inc. for five years and Vice President and General Manager, Mining and Concentrating at Kennecott Utah Copper for four years. He has held numerous other management and leadership positions in the mining industry and holds a B.Sc. in metallurgical engineering from the University of Nevada, Mackay School of Mines. He has also completed business leadership programs at the London School of Business and safety leadership training programs led by Dupont.
Our Board believes that Mr. Robison is qualified to serve on our Board due to his extensive mining industry and leadership experience and expertise in project development and mining operations.

Age:	Director since:	Board committees:	Other current public company boards:
65	December 4, 2020	Lead Independent Director; Compensation, Corporate Governance & Nominating; Technical (Chair)	N/A
Bob Dean Idaho, USA Co-owner of Ada Sand & Gravel, Inc. and former Managing Director of Allen & Company LLC
Background
Mr. Dean has over 25 years of experience investing across public and private markets and advising corporate clients on merger and acquisition transactions. From 1995 to 2015, Mr. Dean worked at Allen & Company LLC, a New York-based investment banking firm, where he was a Managing Director and an equity partner. At Allen & Company, Mr. Dean was the Portfolio Manager of Allen Global Partners LLC, a $1 billion investment fund that invested in equity and credit securities of companies engaged in corporate transactions. In addition, Mr. Dean served on the Executive Committee of Allen Investment Management LLC, the firm’s SEC-registered investment advisor, and was actively involved in the firm’s corporate advisory, principal trading, and private capital businesses. Mr. Dean began his career at Merrill Lynch & Co. as an analyst in the Media, Telecom & Technology Investment Banking Group.
Mr. Dean is currently co-owner of Ada Sand & Gravel, Inc., an independent producer of construction aggregates in Southwest Idaho, and actively invests in private equity, real estate and venture through Gemstone Capital LLC.
Mr. Dean serves as an Advisory Board Member of Greybull Stewardship LP, and is a Board Member of several non-profits including Trailhead Boise and Ramapo for Children. Mr. Dean is a graduate of Duke University where he received a B.A., cum laude, in Economics and Public Policy.
Our Board believes that Mr. Dean is qualified to serve on our Board due to his extensive experience in corporate finance and strategy, investment analysis and capital markets.

Age:	Director since:	Board committees:	Other current public company boards:
51	December 4, 2020	Audit (Chair); Corporate Governance & Nominating	N/A

Laura Dove Virginia, USA
Background
Laura Dove brings three decades of legislative and media experience to Perpetua. Ms. Dove was a resident fellow at the University of Chicago in the fall of 2022 and led a seminar on the role of the U.S. Senate. In 2023, Ms. Dove was appointed second-in-command of the Institute of Politics at the Harvard Kennedy School to serve as the Institute of Politics’ first senior director of administration for six months under Interim Director Setti D. Warren. Ms. Dove previously served as Senior Director of the Ford Motor Company, an American company that designs, manufactures, markets and services vehicles, from 2020 until 2022, where she led federal government relations for a Fortune 50 company. She also served as Chair of the Executive Committee of the Alliance for Automotive Innovation and as the Washington representative for the Business Roundtable, U.S. Chamber of Commerce and National Association of Manufacturers during that time. Prior to her role with Ford, Ms. Dove served as the Senate’s Secretary for the Majority (an elected officer of the Senate) from 2013 to 2020, the culmination of more than twenty years of service in government. Ms. Dove holds a Master’s degree from the University of Virginia and a Bachelor of Arts degree from the University of North Carolina, Chapel Hill.
Our Board believes that Ms. Dove is qualified to serve on our Board due to her extensive experience in media and government service and relations.

Age:	Director since:	Board committees:	Other current public company boards:
53	March 30, 2022	Corporate Governance & Nominating; Audit	N/A
Rich Haddock Utah, USA
Background
Rich Haddock recently retired from Barrick Gold Corporation, a mining company, where he had been General Counsel since 2014. At Barrick Gold Corporation, Mr. Haddock served in progressively senior legal roles since joining the company in 1997 and also served in business roles, including Global Vice President of Environment and Interim Regional President of Barrick North America. Mr. Haddock brings extensive permitting expertise in the U.S. as well as globally and vast experience in stakeholder engagement, environment, governance, litigation and mergers and acquisitions. Prior to his tenure at Barrick Gold Corporation, he worked at Santa Fe Pacific Gold Corporation, which merged into Newmont Corporation (“Newmont”), a Colorado based gold mining company, and was a partner at Denver-based international law firm, Holme Roberts & Owen. Mr. Haddock has been practicing law since 1985 and holds a Bachelor’s degree in Geology.
Our Board believes that Mr. Haddock is qualified to serve on our Board due to his extensive background in the mining industry including legal and permitting experience.

Age:	Director since:	Board committees:	Other current public company boards:
64	—	N/A	N/A

Jeff Malmen Idaho, USA Senior Vice President of Public Affairs of IDACORP and Idaho Power
Background
Mr. Malmen is currently the Senior Vice President of Public Affairs of IDACORP, an electricity holding company and Idaho Power, a regulated electrical power utility, where he has worked since 2007. In his role, he oversees government and regulatory affairs, corporate communications, and corporate services, including supply chain, real estate and facilities. Prior to that, Mr. Malmen enjoyed a 21-year career in state and federal politics, most recently as Chief of Staff for Idaho Governor C.L. “Butch” Otter and Idaho Governor Phil Batt prior to that. He also served as Administrator of the Division of Financial Management for Idaho Governor Dirk Kempthorne. He is the Chair of the Idaho Association of Commerce and Industry and Board Member of the Idaho Mining Association. Mr. Malmen attended Boise State University and has completed graduate studies at Dartmouth College, the University of Virginia and Stanford University.
Our Board believes that Mr. Malmen is qualified to serve on our Board due to his extensive experience in regulatory processes and experience as a senior executive of a publicly traded company.

Age:	Director since:	Board committees:	Other current public company boards:
55	December 4, 2020	Corporate Governance & Nominating; Audit; Compensation	N/A
Chris Papagianis New York, USA Head of Strategy of Hudson Bay Capital
Background
Mr. Papagianis is Head of Strategy at Hudson Bay Capital as of the end of 2022. Previously, he was a Partner at Paulson & Co. Inc., an investment management firm where he worked on a number of the firm’s largest investments from 2016 through 2022. Prior to joining Paulson, Mr. Papagianis was director of private equity at Peterson Management from 2012 until 2016. Mr. Papagianis last served in government as Special Assistant for Domestic and Economic Policy to President George W. Bush. In this role, Mr. Papagianis guided the collaborative process within the White House to develop and implement policies, legislation, and regulations across numerous agencies. Mr. Papagianis is a graduate of Harvard College.
Mr. Papagianis also serves as a Paulson & Co. Inc. nominee under the Paulson Investor Rights Agreement (as defined herein).
Our Board believes that Mr. Papagianis is qualified to serve on our Board due to his extensive experience in government service and investment analysis.

Age:	Director since:	Board committees:	Other current public company boards:
43	May 14, 2020	Compensation (Chair)	N/A

Laurel Sayer Idaho, USA President and CEO of Perpetua Resources Corp. and Perpetua Resources Idaho, Inc. (“PRII”)
Background
Laurel Sayer, based in Boise, Idaho, has served as President and Chief Executive Officer of the Company’s wholly-owned subsidiary, PRII, since 2016. Prior to her appointment to the Company’s Board, Ms. Sayer worked from 2012 until 2016 as the executive director of the Idaho Coalition of Land Trusts (“ICOLT”), which is dedicated to supporting and advancing private land conservation in Idaho. Ms. Sayer spent more than two decades working on public policy and government relations matters with Idaho Congressman Mike Simpson and Idaho United States Senator Mike Crapo, with an emphasis on natural resource issues.
Our Board believes that Ms. Sayer is qualified to serve on our Board due to her extensive natural resource and policy industry experience and experience in leadership development and personnel management.

Age: 69	Director and Officer since:	Board committees: Technical	Other current public company boards: N/A
December 4, 2020
Alex Sternhell Maryland, USA Principal of Sternhell Group
Background
Mr. Sternhell has over two decades experience working on Capitol Hill lobbying on behalf of some of the world’s largest companies as Principal of Sternhell Group. Prior to founding the Sternhell Group, he served as the Democratic Deputy Staff Director of and Senior Policy Advisor to the U.S. Senate Committee on Banking, Housing and Urban Affairs from 2007 until 2009 as well as the Staff Director for the Senate Banking Subcommittee on Securities and Investment from 1999 until 2006. He played a key role in drafting and negotiating financial services legislation in recent history. Mr. Sternhell received his BA from Louisiana State University.
Our Board believes that Mr. Sternhell is qualified to serve on our Board due to his extensive experience in government service, corporate governance and crisis management.

Age:	Director since:	Board committees:	Other current public company boards:
52	December 4, 2020	Compensation; Audit	N/A

Family Relationships
There are no family relationships among any of our executive officers or directors.
Majority Voting Policy
The Board has adopted the Majority Voting Policy which requires, in an election of directors, other than at a Contested Meeting, any Director who receives a greater number of shares withheld than shares voted in favor of his or her election must immediately tender his or her Resignation to the Board. The Corporate Governance and Nominating Committee of the Company will then review the matter and make a recommendation to the Board. In considering the Resignation, the Corporate Governance and Nominating Committee and the Board shall consider all factors they deem relevant. The Board shall determine whether or not to accept the Resignation within 90 days after the date of the relevant shareholders’ meeting. The Board shall accept the Resignation absent exceptional circumstances. The Resignation will be effective when accepted by the Board. The Director tendering the Resignation will not participate in any Board or Corporate Governance and Nominating Committee meeting at which the Resignation is considered. The Company shall promptly issue a news release with the Board’s decision and send a copy of the news release to the TSX. If the Resignation is not accepted, the news release shall fully state the reasons for that decision.
Under the Majority Voting Policy, a “Contested Meeting” is a meeting at which the number of Directors nominated for election is greater than the number of seats available on the Board.
Votes that are withheld from a Director’s election will not affect the outcome of the vote on the election of a Director, except that if a Director receives a number of withheld votes that equals or exceeds the number of votes cast in favor of the election, that Director must tender his or her Resignation to the Board. Broker non-votes, if any, will have no effect on the outcome of the election of directors.
Legal Proceedings, Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the Company, except as disclosed herein, no proposed director:
(a) is, as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that,
(i)  was subject, while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer of such company, of a cease trade or an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (an “Order”); or
(ii)  was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;
(b) is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c) has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or
(d) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(e) has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Marcelo Kim and Chris Papagianis, who are Director nominees of Paulson & Co., Inc., on behalf of the several investment funds and accounts managed by it (“Paulson”) pursuant to an amended and restated investor rights agreement dated March 17, 2020 (the “Paulson Investor Rights Agreement”) entered into by the Company (see “Principal Holders of Voting Shares” above) under which Paulson has, among other rights, the right to designate two nominees to the Board so long as Paulson owns 20% or more of the outstanding Common Shares (calculated on a fully-diluted basis). The Paulson Investor Rights Agreement was subsequently amended in 2018 and in March 2020, the latter amendment providing for a Paulson nominee to also be Chair of the Company.
Other than the above, no other proposed director is to be elected under any arrangement or understanding between the proposed director and any other person or company, except the Directors and executive officers of the Company acting solely in such capacity. For further details on the Paulson Investor Rights Agreement, please see Exhibit 4.1 to our 2022 Annual Report on Form 10-K filed with the SEC and filed on SEDAR under the Company’s profile on March 16, 2023.
Director Nominee Tenure, Skills, and Characteristics
The Corporate Governance and Nominating Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time and seeks out candidates with a diversity of experience and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. The tenure range of our director nominees is as follows:
Tenure on Board	Number of Director Nominees
More than 10 years	0
6-10 years	1
5 years or less	8
Skills, Qualifications and Experience
Our Board is comprised of a diverse, experienced group of thoughtful leaders.
	Marcelo Kim	Bob Dean	Laura Dove	Rich Haddock	Jeff Malmen	Chris Papagianis	Chris J. Robison	Laurel Sayer	Alex Sternhell
Executive Leadership Experience	✓	✓	✓	✓	✓	✓	✓	✓
Financial Experience	✓	✓			✓	✓	✓		✓
Accounting/Audit Experience		✓	✓		✓				✓
Risk Management Experience	✓	✓		✓			✓	✓
Operations Experience				✓		✓	✓
Industry (Natural Resources) Experience	✓	✓		✓	✓	✓	✓	✓
Environmental and/or Climate Change-Related Experience	✓		✓	✓	✓	✓	✓	✓	✓
Health and/or Safety Experience				✓	✓		✓	✓
Human Resources Management Experience					✓	✓		✓
Governmental Affairs and/or Regulatory Experience		✓	✓	✓	✓	✓	✓	✓	✓

Corporate Governance
Board Leadership Structure
The Board is responsible for the control and direction of the Company. Mr. Kim, an independent director, serves as the Chair of our Board. In that role, Mr. Kim presides over the executive sessions of the Board in which Ms. Sayer, our Chief Executive Officer, does not participate. Mr. Robison serves as lead independent director of the Board and liaison to management on behalf of the independent members of the Board. Our Board has concluded that our current leadership structure is appropriate at this time and the Board believes all of the foregoing factors, coupled with regular executive sessions with only independent directors present, provide an appropriate balance between effective and efficient Company leadership and sufficient oversight by non-employee directors. Our Board will periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Director Independence
Under the requirements of Nasdaq, independent directors must comprise a majority of our Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and governance and nominating committees must be independent. Audit committee members must also satisfy the independence criteria set forth in NI 52-110 and Rule 10A-3 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). Under the rules of Nasdaq, a director will qualify as an “independent director” only if, in the opinion of that company’s board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries. Our Board has undertaken a review of its composition, the composition of its committees and independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that Mr. Dean, Mr. Deisley, Ms. Dove, Mr. Haddock, Mr. Kim, Mr. Malmen, Mr. Papagianis, Mr. Robison and Mr. Sternhell, representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. Ms. Sayer is not considered independent because she is an employee of the Company. Our Board also determined that Mr. Dean, Mr. Malmen, Mr. Sternhell, and Ms. Dove who comprise our audit committee (“Audit Committee”), Mr. Deisley, Mr. Malmen, Mr. Papagianis, Mr. Robison and Mr. Sternhell who comprise our compensation committee (“Compensation Committee”), and Mr. Dean, Ms. Dove, Mr. Kim, Mr. Malmen and Mr. Robison who comprise our corporate governance and nominating committee (“Corporate Governance and Nominating Committee”), satisfy the independence standards for those committees established by applicable rules and regulations of the SEC, the listing requirements of Nasdaq and applicable securities laws of Canada. In making the above determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director and the transactions involving each non-employee director, if any, described in “Certain Relationships and Related Person Transactions.”
The Board’s independent directors regularly meet in executive session without the presence of any members of management. The Chair presides at these meetings and provides the Board’s guidance and feedback to the Company’s management team, including the Chief Executive Officer.
Board Diversity
Our Corporate Governance and Nominating Committee and Board monitor governance developments in Canada and the United States, including those relating to diversity. We support the objectives of increasing diversity and, in particular, the representation of women and people from diverse racial/ethnic background on the Board and in executive officer positions.
Policies Regarding the Representation of Women on the Board
The Company’s Diversity & Inclusion Policy sets forth the Company’s commitment and approach to achieving and maintaining diversity on its Board and in Executive Officer or Senior Management positions. In the Diversity & Inclusion Policy, diversity refers to all the characteristics that make individuals different from each other. It includes, but is not limited to, characteristics such as gender identity or expression, geographical representation, education, skills and experience, race, ethnicity, sexual orientation, age and personal circumstances.
The Company believes that the nomination of Directors and Senior Management appointment decisions should be based on merit and remains committed to selecting the most highly qualified individuals to fulfill these roles. At the same time, the Company recognizes that diversity is an important consideration in determining the composition of the Board and its Executive Officer or Senior Management team and that having a diverse pool of Directors and those in Executive Officer and Senior Management positions is key to achieving effective decision-making, strong business performance, continuous innovation and good governance.
The Company believes that it benefits from the diversity of viewpoints, backgrounds, skills, and experience and specifically recognizes that gender diversity is a significant component of diversity. The Company acknowledges the important role that women play in contributing to the Company’s management and effectiveness.
On an annual basis, the Corporate Governance and Nominating Committee:
•
monitors the implementation of the Diversity & Inclusion Policy;

•
assesses the effectiveness of the nomination and appointment processes at achieving the Company’s diversity objectives outlined in the Diversity & Inclusion Policy;

•
reviews best practices with respect to diversity on boards, Executive Officer and Senior Management positions; and

•
review and recommend any changes to the Diversity & Inclusion Policy to the Board.

The Corporate Governance and Nominating Committee has had considerable discussion regarding gender diversity and the benefits thereof and the Company is committed to gender diversity on the Board, as well as at the senior levels of management. The Board ensures, in the process of ongoing Board renewal and the continuing search for a diverse mix of talent and competency, that, where possible, new appointments will advance the Company’s commitment to diversity in a timely fashion.
Consideration of the Representation of Women and Racial and Ethnic Diversity in the Director and Executive Officer Identification and Selection Process
The Board, with the assistance of the Corporate Governance and Nominating Committee or any other person who identifies or nominates Board members or Executive Officers for appointment, will, in the process of identifying and considering candidates for appointment/election to the Board or to Executive Officer positions:
•
ensure the Board is comprised of Directors who possess knowledge, skills, competencies, diverse viewpoints, and relevant expertise to enable them to make active, informed and positive contributions to the management of the Company and the conduct of its business;

•
review the Board skills & competencies assessments, developed and maintained to identify the skills and competencies required for the Board and to monitor how those requirements are currently satisfied, along with potential areas for growth and improvement;

•
review the current list of potential candidates, developed and maintained to the extent feasible to address the diversity objectives of the Diversity & Inclusion Policy;

•
consider candidates who are highly qualified based on their experience, professional expertise, personal skills, qualities and values;

•
consider diversity criteria defined in the Diversity & Inclusion Policy and specifically the level of representation of women on the Board, in Executive Officer and Senior Management positions, in order to promote gender diversity;

•
take into account that qualified candidates for Directors may be found in a broad range of organizations, including privately held businesses, profit and not-for profit associations, academic institutions and other entities in addition to the traditional candidate pool of corporate directors; and

•
engage, where appropriate, qualified independent executive search firms to conduct searches for candidates, to help achieve the Company’s diversity objectives in relation to the Board and Executive Officer positions.

The Chief Executive Officer of Perpetua, will, when identifying and considering the selection of candidates for appointment/promotion to Senior Management positions:
•
consider candidates who are highly qualified based on their experience, professional expertise, personal skills, qualities and values;

•
consider diversity criteria defined in the Diversity & Inclusion Policy and specifically the level of representation of women in Senior Management positions, in order to promote gender diversity;

•
take into account that qualified candidates may be found in a broad range of organizations, including privately held businesses, profit and not-for profit associations, academic institutions and other entities in addition to the traditional candidate pool of corporate senior managers; and

•
engage, where appropriate, qualified independent executive search firms to conduct searches for candidates, to help achieve the Company’s diversity objectives in relation to Senior Management positions.

Issuer’s Targets Regarding the Representation of Women on the Board and in Executive Officer Positions
The Company has not, at this time, established fixed targets in relation to any specific diversity characteristics, however; it aspires towards meaningful progress being achieved in future with respect to the number of women on the Board and in Executive Officer or Senior Management positions.
The Company believes that adopting such targets may unduly restrict its ability to nominate, select, hire or promote the best candidate for the position in question, however, the Company remains committed to an inclusive and diverse Board and workplace. The Company intends to continue to include gender and other diversity measures as among the factors that are considered when nominating directors and hiring executive officers.
Number of Women on the Board and in Executive Officer Positions
Of the Company’s current Board of nine directors, there are two (2) directors that are women. Of the four (4) directors on the board of directors of the Company’s wholly-owned operating subsidiary, PRII, three (3) are women (75%).
The Company currently has two (2) named executive officers that are women, Laurel Sayer and Jessica Largent. Ms. Sayer was appointed as President and CEO in December 2020. She was appointed President & CEO of PRII in September 2016. Ms. Largent was appointed as the Company’s VP, Investor Relations and Finance in February 2021 and Chief Financial Officer effective April 1, 2022. In addition, 67% of executive officers and 42% of total employees at the Company are women, including the VP Human Resources of PRII (Tanya Nelson) and PRII’s VP External Affairs (Mckinsey Lyon).
Currently 33% of the Board, 0% of the Compensation Committee, 11% of the Audit Committee and 40% of the Corporate Governance and Nominating Committee, are racially, ethnically and/or gender diverse.

Board Diversity Matrix
	As of March 31, 2023		As of March 31, 2022
	Female	Male	Female	Male
Total Number of Directors	9		9
Part I: Gender Identity
Directors	2	7	2	7
Part II: Demographic Background
Asian	0	1	0	1
White	2	6	2	6
Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Technical Committee. The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, data privacy and cybersecurity, business continuity, and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, and our compliance policies and procedures. The Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters. The Corporate Governance and Nominating Committee is responsible for overseeing management of risks related to corporate governance, including, annual reports to shareholders, compliance with anti-bribery and anti-corruption policies, and the implementation of diversity policies. The Technical Committee is responsible for overseeing management of risks related to workplace safety and our environmental, sustainability, and corporate social responsibility practices, including climate change-related risks and risks related to our operations and our supply chain. The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. The Compensation Committee is responsible for working with management so that Perpetua has a process to provide for the orderly succession of management, as described in our Compensation Committee charter.
Orientation and Continuing Education
The Chair of the Company takes primary responsibility for the orientation and continuing education of Directors. The Corporate Governance and Nominating Committee is also responsible for determining appropriate orientation and education programs for new Board members. New Directors are provided with an overview of their role as a member of the Board and its committees, and the nature and operation of the Company’s business and affairs. New Directors are provided with opportunities to visit the Company’s operations and have discussions with the Company’s operating personnel. New Directors also have the opportunity to discuss the Company’s affairs with legal counsel as well as the representatives of the Company’s external auditors.
All Board members are provided with a monthly management report which details the Company’s business results and operations and senior management regularly makes presentations to the full Board on the main areas of the Company’s business. Board members have full access to the Company’s records.
To help ensure that Directors maintain the skill and knowledge necessary to meet their obligations as Directors, Board members are encouraged to communicate with management, auditors and technical consultants; to keep themselves current with industry trends and developments and changes in legislation with management’s assistance; and to attend related industry seminars and to visit the Company’s operations.
All Board members are provided with the Company’s Board policy manual, including all corporate governance policies, the Board’s Charter, charters of each of the committees, Board and committee chair position descriptions, corporate policies and other relevant information. The Board also has access to publicly-filed documents of the Company, including technical reports and financial information and access to management, consultants, and technical experts, should the need arise.
All Board members have been to the Stibnite Gold Project (the “Stibnite Gold Project” or the “Project”) site and it is the Company’s intention to hold one of its quarterly Board meetings at the site each year to provide the Directors with additional and on-going exposure to the Stibnite Gold Project site.
Environment, Social and Governance
Perpetua has, since its inception, incorporated the principles of good environmental, social and governance (“ESG”) standards into all its actions. Since 2013, Perpetua has released an annual Sustainability Report which includes discussion of our commitments to the community, environment and safety. In 2019, the Board formalized its commitments by adopting an ESG Policy. The intent of this policy is to set out our guiding principles in a coherent, systematic manner to inform stakeholders and interested parties as to those principles. Perpetua launched a Sustainability Roadmap in 2022 which outlines the thirteen goals guiding the Company’s development of the Stibnite Gold Project and integrates our ESG commitments.
Guiding Principles
We are guided by certain principles as they relate to responsible mineral development. These principles include, but are not limited to, the following:
•
Perpetua’s purpose is to leave the Stibnite Gold Project site better than we found it and to leave a lasting legacy of economic benefits in Valley County and Idaho.

•
Our employees are driven to achieve these goals by their own ideals and values, and they would not be working with Perpetua if that was not the case.

•
Perpetua recognizes that responsible corporate behavior with respect to environmental, social and governance factors can generally have a positive influence on long-term financial performance.

•
Disclosure is the key that allows stakeholders and other interested parties to better understand, evaluate and assess potential risk and return, including the potential impact of ESG factors on Perpetua performance.

•
Perpetua investment analysis should incorporate ESG factors to the extent that they affect risk and return.

•
Perpetua acknowledges that the division of authority and responsibilities among the three parties that are core to corporate governance — shareholders, directors and managers.

•
Employees, contractors, suppliers, federal, state and local governments and the community at large have a vested interest in positive corporate conduct and long-term business performance.

Core Values
In order to live up to these principles, Perpetua has defined certain core values that are integral to the Company’s DNA:
•
Safety — The health and safety of our employees, contractors and the public is of the utmost importance.

•
Environmental Responsibility — We strive to go above and beyond what is required; we find practical solutions to manage growth while protecting and enhancing the natural environment.

•
Community Involvement — As a proud part of the community, we actively strive to serve the community’s needs, to collectively enhance prosperity and well-being.

•
Transparency — We seek to fulfill our commitments in an open and transparent manner. We aim to be accurate, consistent and straightforward in all information delivered to our stakeholders.

•
Accountability — As part of our corporate governance, we ensure that accountability guides all of our actions, decisions, conduct and reporting.

•
Integrity & Performance — We hold ourselves to high moral standards and strive to fulfill our commitments in an effective and sustainable manner.

Below is a review of Perpetua efforts in 2022 with regards to ESG.
Environment	• Zero reportable spills in 2022
◦ No reportable spills for 130 months
• Operations at site powered using solar power when possible
◦ In 2022, we produced 4,705 kWh of solar energy
• Sediment reduction strategy to improve water quality
◦ Since 2011, Perpetua has planted 64,258 trees

•
Awarded contract for stream diversion work as part of Phase 1 early cleanup activities related to an agreement entered into in 2021 to voluntarily conduct clean up actions addressing historical waste to help improve water quality at Stibnite (ASAOC)

Health & Safety	• “Safety First” — Safety continues to be a top priority for Perpetua
• Zero lost time incidents in 2022
◦ No lost time incidents for past 85 months
◦ 1,834 employee training hours, 546 contractor training hours
◦ 9,226 hours of Health & Safety Training since 2013
Social Responsibility	• Updated and enhanced our ESG and sustainability reporting by adopting the SASB framework and launching Perpetua’s Sustainability Roadmap
• Community engagement continued to be a priority:
◦ Spent approximately $101,690 on charitable giving, education outreach and community sponsorship in 2022
◦ Perpetua employees spent 140 hours in local classrooms or virtually teaching students about science, technology, engineering and math in 2022. 2,205 total hours since 2017
◦ Perpetua team members spent 1,064 volunteer hours serving the community in 2022 and 14,091 total volunteer hours since 2015
• Openness and transparency are guiding principles for our team
◦ We hosted 28 site tours for our stakeholders in 2022 and launched a Geographic Information System StoryMap as a virtual site tour resource for our project
◦ We gave over 1,133 project presentations since 2015 and held 64 office hours opportunities over the last five years between 2018 and 2022
Board Practices, Governance, Shareholder	• All directors stand for re-election annually on an individual basis
• 50%+1 Majority Voting Policy adopted in 2017, under which Directors not receiving more “for” than “withhold” votes must tender their resignation to the Board
Rights & Accountability	• Advance Notice Policy adopted in 2013
• Regular engagement with shareholders throughout the year
• Positions of Chair, Lead Director and CEO are separated, and each have formal position descriptions

•
Audit and Corporate Governance & Nominating Committees are comprised entirely of independent directors; Compensation Committee is comprised of a majority of independent directors; CEO sits on Technical Committee

◦ Each committee and the Board conducted regular in-camera meetings without non-independent Directors or management present
• Diversity & Inclusion Policy adopted in 2016
• ESG Policy adopted in 2019
• Board and committees review mandates and assess their effectiveness annually
• Equity ownership policy requiring directors and executives to maintain certain levels of Common Share ownership
• Annual formal Risk Matrix review and presentation to the Board

Ethical Business Conduct
The Board views good corporate governance as an integral component to the success of the Company and crucial to meet the Company’s responsibilities to shareholders and other stakeholders. All Directors, officers and employees of the Company are expected to maintain and enhance the Company’s standing as a vigorous and ethical member of the business community.
The Company and its employees, personally and on behalf of the Company, are required to comply with the laws, policies and other regulations applicable to the Company and its business, respect the protection of internationally proclaimed human rights and recognize the responsibility to observe those rights.
Accordingly, the Board has adopted a Code of Conduct and Ethics Policy (the “Code”), which is posted on the Company’s website at www.perpetuaresources.com and filed under the Company’s profile at www.sedar.com and www.sec.gov. The Board has instructed its management and employees to abide by the Code and to bring any breaches of the Code to the attention of the Board.
It is ultimately the Board’s responsibility for monitoring compliance with the Code. The Board has delegated this responsibility to the Corporate Governance and Nominating Committee which, among other things, reviews the Code periodically. To date, no waivers of the Code have been granted nor has there been any material change report filed that pertains to any conduct of a Director or executive officer of the Company that constitutes a departure from the Code.
The Company has also established a Whistleblower Policy whereby the Board has delegated the responsibility of monitoring complaints regarding accounting, internal controls or auditing matters to the Audit Committee. Monitoring of accounting, internal controls and auditing matters, as well as violations of the law, the Code and other Company policies or directives, occurs through the reporting of complaints and concerns through an anonymous whistleblower hotline, via email, or through a secure Internet reporting service in accordance with the Company’s Whistleblower Policy. For reports that are not reported anonymously, the Company will advise the reporting party that the reported activity has been addressed and, if possible, of the specific resolution. A copy of the Whistleblower Policy is available on the Company’s website at www.perpetuaresources.com.
Certain of the Company’s Directors serve or may agree to serve as directors or officers of other reporting companies or have significant shareholdings in other reporting companies and, to the extent that such other companies may participate in ventures in which the Company may participate, a Director may have a conflict of interest in negotiating and concluding terms respecting the extent of such participation. In the event that such a conflict of interest arises at a meeting of the Board, a Director who has such a conflict will abstain from voting for or against the approval of such participation or such terms and such Director will not participate in negotiating and concluding terms of any proposed transaction.
The Board also requires that Directors and executive officers who have an interest in a transaction or agreement with the Company to promptly disclose that interest at any meeting of the Board at which the transaction or agreement will be discussed and abstain from discussions and voting in respect to same if the interest is material or if required to do so by corporate or securities law.
Hedging Transactions
Pursuant to our Insider Trading and Reporting Policy all directors, officers, employees and advisory board members of the Company, and their spouses and all other members of their household, are not permitted except with the prior approval of the Corporate Governance and Nominating Committee of the Board to engage in hedging transactions involving the common shares, options and any other securities that the Company may issue, such as preferred shares, notes, bonds and convertible securities, as well as any derivative securities relating to any of the Company’s securities, whether or not issued by the Company.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders and other stakeholders. Our stakeholders include any person or organization that could be impacted by Company activities, or has a vested interest in our business. Perpetua has created opportunities for formal discussion through the Stibnite Advisory Council and regularly hosted office hours and public discussions. We make ourselves available to meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Generally, shareholders who have questions or concerns regarding the Company should contact our Investor Relations Manager at (208) 901-3049 or info@perpetuacorp.us. Shareholders may also submit questions on our website at https://perpetuaresources.com/connect/. Any shareholder who wishes to address questions regarding the business or affairs of the Company directly with the Board, or any individual director, may do so utilizing any of these channels and by clearly indicating the intended recipient(s). Upon receipt of any such communications, the correspondence will be directed to the appropriate person(s), including individual directors, as appropriate, provided that such communication addresses a legitimate business issue. Depending on the circumstance, the Chair of the Board or another independent director may engage in these conversations with shareholders as well. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices.
Board Meetings and Committees
The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2022, there were 11 meetings of the Board. All incumbent directors attended at least 75% of the aggregate of the meetings of the Board and committees on which they served occurring during 2022. Marcelo Kim and Chris Robison attended the 2022 Annual Meeting of Shareholders as Chair and Lead Independent Director, respectively.
The Board has established four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and a Technical Committee. Each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The functions performed by these Committees, which are set forth in more detail in their charters, which available on our website at www.perpetuaresources.com, are summarized below.
Audit Committee
During 2022, there were 4 meetings of the Audit Committee. The primary function of the Audit Committee is to assist the Directors in fulfilling its oversight responsibilities with respect to the Company’s accounting and financial reporting processes and the integrity, quality and transparency of the Company’s financial statements; the performance of the Company’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting; the Company’s compliance with legal and regulatory requirements which relate to financial reporting; and the appointment (subject to shareholder ratification) of the Company’s external auditor and approval of its compensation as well as responsibility for its independence, qualifications and performance of all audit and audit related work. The Audit Committee is comprised entirely of non-executive, independent directors (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110, Audit Committees, the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended). Directors and each member of the Audit Committee meet the requirement of financial literacy as prescribed by the appropriate regulatory bodies. Specifically, at least one member of the Audit Committee, Bob Dean, is an “audit committee financial expert,” as defined by Securities and Exchange Commission (“SEC”) rules and meets the NASDAQ requirement for finance, accounting or comparable experience or background. Members of the Audit Committee may not serve on more than three public company audit committees simultaneously unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Audit Committee.

As part of its reporting responsibilities, the Audit Committee is required to prepare the Committee report required by SEC proxy rules to be included in the Company’s annual proxy statement.
Compensation Committee
During 2022, there were 6 meetings of the Compensation Committee. The Compensation Committee, under the supervision of the Board, has overall responsibility for monitoring trends in compensation philosophy and practices, making recommendations regarding appropriate levels and types of executive compensation that are competitive and motivating in order to attract, hold and inspire the Chief Executive Officer, Chief Financial Officer other senior officers and other key employees, and for reviewing trends in compensation philosophy and practices for independent Directors and making recommendations in that regard. The Compensation Committee is also responsible for the following: (i) to review Perpetua’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk; and (ii) to oversee Perpetua’s compliance with applicable Canadian and U.S. securities laws and the rules of each stock exchange on which Perpetua’s securities are listed regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement that, with limited exceptions, shareholders approve equity compensation plans. The Compensation Committee charter provides that the Compensation Committee may engage compensation consultants, independent legal counsel and other advisors and will review and annually recommend to the Board the annual salary, bonus and other benefits, direct and indirect, of the Chief Executive Officer and the compensation for all other executive officers of the Company. This authority cannot be delegated. The Compensation Committee shall consist of at least four members of the Board, each of whom shall be “independent” within the meaning of all applicable Canadian and U.S. securities laws and the rules of each stock exchange on which Perpetua’s securities are listed.
Corporate Governance and Nominating Committee
During 2022, there were 4 meetings of the Corporate Governance and Nominating Committee. The primary function of the Corporate Governance and Nominating Committee is to assist the Board by establishing and leading the process for identifying, recruiting, and recommending candidates for nomination, appointment, election and re-election to the Board; assessing Board performance; and determining appropriate orientation and education programs for new Board members. The Corporate Governance and Nominating Committee shall consist of at least four members of the Board all of whom shall be non-management directors, and “independent” within the meaning of all applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed (except if and to the extent that such regulations permit otherwise).
Technical Committee
During 2022, there were 4 meetings of the Technical Committee. The Technical Committee shall consist of at least three members of the Board, a majority of whom will be “independent” within the meaning of all applicable U.S. and Canadian securities laws and the rules of each stock exchange on which Perpetua’s securities are listed.
The Technical Committee reviews environmental, occupational health, safety and sustainable development reports of the Company; oversees the Company’s environmental and safety performance; the technical activities of the Company including permitting, studies, projects, operations and exploration; and monitors and reviews current and future regulatory issues relating to the environment, health, safety and sustainable development (including other sustainability matters such as those relating to the environment, permitting and Indigenous relations) and making recommendations on significant matters, where appropriate, to the Board.
Perpetua is committed at all times to take into consideration the environment, health, safety and welfare of the communities in which it has operations, development and exploration activities and to strive to be legally compliant, and economically, environmentally, socially and ethically responsible. The Technical

Committee, under the supervision of the Board, has overall responsibility for overseeing the development and implementation of policies and procedures for ensuring a safe and healthy work environment.
The Technical Committee also: (i) oversees the establishment and implementation of the Company’s strategies, policies and programs with respect to the Stibnite Gold Project and exploration; (ii) oversees the establishment and implementation of the Company’s strategies, policies and programs with respect to sustainability matters; and (iii) reviews proposed operational and sustainability objectives for inclusion in the Company’s incentive compensation programs, making recommendations to the Compensation Committee on such corporate objectives and monitoring performance against such objectives throughout the year.
Ad Hoc Special Committees
The Board does not have any other standing committees. From time to time, ad hoc special committees (a “Special Committee”) of the Board may be appointed. The primary function of a Special Committee is to efficiently consider and make recommendations to the full Board in respect of any potential future transaction involving a financing, business combination, acquisition or sale initiated by a third party in respect of the Company or its business and assets. A Special Committee is responsible for reviewing all aspects of any such transaction and making recommendations to the full Board with respect thereto, and was established as a separate special committee of the Board in order to ensure that all relevant facts, issues and associated transactions are reviewed and approved by Directors who are not subject to any conflict of interest and, as such, can consider transactions with the best interests of the Company and its shareholders exclusively in mind.
Participation of Directors in Board Meetings
During the financial year ended December 31, 2022, a total of 29 Board and standing committee meetings (including meetings of independent directors only) were held. The attendance record of each director, in their capacity as a director, for Board and standing committee meetings held in 2022 was as follows:
Director	Board Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended	Corporate Governance and Nominating Committee Meetings Attended	Technical Committee Meetings Attended	Total Number of Meetings Attended	Attendance Record
Marcelo Kim	10 of 11 91%	n/a	n/a	3 of 4 75%	3 of 4 75%	16	84%
Chris Papagianis	8 of 11 73%	n/a	6 of 6 100%	n/a	n/a	14	82%
Laurel Sayer President & CEO	11 of 11 100%	n/a	n/a	n/a	4 of 4 100%	15	100%
Jeff Malmen	10 of 11 91%	4 of 4 100%	4 of 4 100%	4 of 4 100%	n/a	22	96%
Chris Robison	10 of 11 91%	n/a	4 of 6 67%	4 of 4 100%	4 of 4 100%	22	88%
Bob Dean	11 of 11 100%	4 of 4 100%	n/a	4 of 4 100%	n/a	19	100%
David Deisley	11 of 11 100%	n/a	2 of 2 100%	2 of 2 100%	4 of 4 100%	19	100%
Alex Sternhell	10 of 11 91%	4 of 4 100%	6 of 6 100%	n/a	n/a	20	95%
Laura Dove	6 of 6 100%	2 of 2 100%	n/a	2 of 2 100%	n/a	10	100%

Director Nominations
The Corporate Governance and Nominating Committee is responsible for identifying potential Board candidates. The Corporate Governance and Nominating Committee is composed entirely of non-executive, independent Directors. The Corporate Governance and Nominating Committee reviews the competencies and skills that the Company’s Board, as a whole, possesses; assesses potential Board candidates relative to perceived needs on the Board for required skills, expertise, independence and other factors; and recommends candidates for nomination, appointment, election and re-election to the Board. Members of the full Board and representatives of the mining industry are consulted for possible candidates. With respect to Mr. Haddock, the Corporate Governance and Nominating Committee identified him during 2023 as a potential candidate for the Board based on his extensive qualifications, as noted in Mr. Haddock’s biography under the heading “Board of Directors Information”, and suitability for the Company’s Board. The Board unanimously approved Mr. Haddock’s appointment to the Board, subject to approval of the shareholders, effective immediately after the Annual Meeting.
The Company is committed to gender, racial and ethnic diversity on its Board, as well as at the senior level of management. (See “Board Diversity” above for further information.) The Board ensures, in the process of ongoing Board renewal and the continuing search for a diverse mix of talent and competency, that new appointments advance that commitment in a timely fashion.
Further to the above commitment, the Board will seek out candidates with common attributes such as integrity, intelligence, sound business judgement, independence of mind and the ability to learn and understand all aspects of the company’s business. Recruits to the Board will also be highly qualified in their respective areas of expertise and possess a mix of skill and experience that, collectively, will allow the Board to function at a high level and add value to the enterprise.
The Board has adopted a written charter that sets forth the responsibilities, powers and operations of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for annually assessing Board performance, assessing the contribution of the Board, committees and all Directors annually, and planning for the succession of the Board.
The Corporate Governance and Nominating Committee considers shareholder nominees using these same criteria. Shareholders who wish to present a potential nominee to the Corporate Governance and Nominating Committee for consideration for election at a future annual meeting of shareholders must provide the Corporate Governance and Nominating Committee with notice of the recommendation and certain information regarding the candidate as described in our current Articles and within the time periods set forth under the caption “Proposals of Shareholders.”
Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act and SEC rules, our Directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based on our review of the filed reports, because of an administrative oversight of the Company, we believe that a total of six Forms 4 were filed late by Bob Dean, Jeff Malmen, Chris Robison, Laura Dove, David Deisley and Alex Sternhell relating to the grant of Deferred Share Units (“DSUs”) to each on or about September 30, 2022.
Compensation of Directors
Under the Company’s policies with regard to Director compensation, the Company’s executive Directors do not receive fees for Board service. As of the date of this Proxy Statement, Laurel Sayer is the only executive Director and, accordingly, did not receive any fees for Board service in 2022. In addition, Mr. Kim and Mr. Papagianis, as nominees of Paulson & Co., elected to receive no Directors’ fees or options. Generally, the compensation for non-executive Directors includes the following payments:
(i)    a $22,080 annual cash retainer;
(ii)    a $13,800 annual cash retainer for the Chair of the Board, and a separate $9,200 annual cash retainer for the Lead Director;

(iii)    a $11,500 annual cash retainer for the Chair of the Audit Committee;
(iv)    a $4,025 annual cash retainer for each Chair of the Corporate Governance and Nominating Committee, Compensation Committee, and Technical Committee; and
(v)    a $2,875 annual cash retainer for each member (excluding the Chair) of the Audit Committee, Corporate Governance and Nominating Committee, Compensation Committee, and Technical Committee.
For fiscal year 2022 through present, the Chair of each Committee was as follows:
(i)    Mr. Dean serves as the Chair of the Audit Committee and received an annual cash retainer for his service in this position for 2022;
(ii)    Mr. Papagianis serves as the Chair of the Compensation Committee and did not receive an annual cash retainer for his service in this position for 2022;
(iii)    Mr. Kim serves as the Chair of the Corporate Governance and Nominating Committee and did not receive an annual cash retainer for his service in this position for 2022; and
(iv)    Mr. Robison serves as the Chair of the Technical Committee and received an annual cash retainer for his service in this position for 2022.
Payments for Board and committee service are made quarterly to the Directors, who have elected to receive these payments in the form of DSUs in lieu of cash. In 2022, we established share ownership guidelines which require Directors to receive their annual retainers in the form of DSUs until they reach the minimum holding requirement under such guidelines, as discussed in further detail below. As of December 31, 2022, two of the Directors, Mr. Robison and Mr. Deisley, have reached the minimum holding requirements. The Company also reimburses Directors for all reasonable out-of-pocket costs incurred by them in connection with their services to the Company. The table below sets out the amounts, before any withholdings, that each non-executive Director earned in fees and all other amounts of compensation during the year ended December 31, 2022 for his or her services as a Director:
2022 DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash(1) ($) (b)		Stock Awards ($)(3) (c)		Total ($) (d)
Bob Dean		$36,456		$27,500		$63,956
David Deisley		$27,832		$27,500		$55,332
Jeff Malmen		$28,550		$27,500		$56,050
Chris Robison		$41,056		$27,500		$68,556
Marcelo Kim(2)	$	n/a	$	n/a	$	n/a
Laurel Sayer(2)	$	n/a	$	n/a	$	n/a
Chris Papagianis(2)	$	n/a	$	n/a	$	n/a
Alex Sternhell		$27,832		$27,500		$55,332
Laura Dove		$20,874		$42,500		$63,374

(1)
Reflects annual cash retainers and any committee chair or member retainers earned for 2022, including any such retainers which were paid in the form of DSUs in lieu of cash pursuant to the Director’s election. Messrs. Dean, Deisley, Malmen, Robinson, Sternhell and Ms. Dove elected to receive all or a portion of their annual cash retainer and/or committee fees for 2022 in the form of DSUs consisting of the following number of shares: 12,607, 9,625, 9,800, 14,199, 9,625 and 7,928, respectively. The DSUs granted to our Directors in 2022 are 100% vested on the date of grant, but do not become payable until the Director’s separation from service.

(2)
Ms. Sayer and Messrs. Kim and Papagianis did not receive any additional cash or equity compensation for services on our Board. For a description of Ms. Sayer’s compensation with respect to her services to us as our Chief Executive Officer during 2022, see the Summary Compensation Table below.

(3)
The amounts in these columns reflect the grant date fair value of long term incentive plan grants of DSUs (which were not awarded in lieu of cash retainer and committee fees) as follows: (a) with respect to Messrs. Dean, Deisley, Malmen, Robison, and Sternhell DSUs in the amount of 6,707 shares, and (b) with respect to Ms. Dove in the amount of 10,365 DSUs, which includes both the foregoing 6,707 shares and an additional one-time appointment grant of 3,658 DSUs upon her appointment to the Board. These DSUs were 100% vested on the date of grant, but do not become payable until the Director’s separation from service.

Non-Employee Director Share Ownership and Retention Guidelines
Our non-employee directors are subject to Share Ownership Guidelines, which require our non-employee directors to hold shares of our common shares with a value equal to three times the amount of their annual cash retainer, which includes any additional cash compensation paid for chairpersonships, serving as lead independent director or service on committees, paid to such directors. Our non-employee directors are required to achieve this share ownership guideline within five years following the later of the date the guidelines became effective in 2022 or the date that the director was appointed to the Board. Holdings that count towards satisfaction of this guideline, and the valuation measures used to determine such satisfaction, are the same that apply to our Named Executive Officers, as described in the narrative to the Summary Compensation Table below, but also including DSUs (whether vested or unvested) granted to Directors.

ITEM 2
RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee of our Board has recommended that PricewaterhouseCoopers LLP (“PwC”) be appointed as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and that the remuneration of PwC for such year be fixed by our directors.
At the Annual Meeting, or any adjournment or postponement thereof, shareholders will be asked to ratify the appointment of PwC to serve as our independent registered public accounting firm until the next annual meeting of shareholders at a remuneration to be fixed by the Board. PwC was first appointed as our independent registered public accounting firm effective November 15, 2021 due to our transition to being a U.S. domestic issuer. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the ratification of the appointment of PwC as the auditor of the Company for the ensuing year at a remuneration to be fixed by the Directors.
Prior to November 15, 2021, we did not consult with PwC regarding (i) the application of accounting principles to specified transactions, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, (iii) written or oral advice that was provided that would be an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (iv) any matter that was the subject of a disagreement between us and our predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.
Prior to November 15, 2021, Deloitte LLP (“Deloitte”) served as our independent auditor. The change in auditor was not the result of any disagreements with Deloitte. Instead, the Company determined that it was advisable to engage a new auditor due to the Company’s transition to being a U.S. domestic issuer. The change in auditor was unanimously approved by our Audit Committee and the Board.
The reports of Deloitte on the Company’s consolidated financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years and any subsequent interim period preceding the replacement of Deloitte, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.
The Board of Directors recommends a vote “FOR” ratification of the appointment of PwC as our independent auditors for the fiscal year ending December 31, 2023.

AUDITORS
Representatives of PwC are expected to participate in the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.
Fee Information
Fees were paid in U.S. dollars to PwC and Deloitte for the years ended December 31, 2022 and December 31, 2021. The table below discloses the fees for professional services provided by PwC and the Company’s prior auditor, Deloitte, in each of the last two fiscal years.
	2022	2021
Audit Fees(1)	$482,484	$214,500
Audit-Related Fees(2)	$—	$102,360
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total	$482,484	$316,860

(1)
Audit fees include the aggregate fees for the audit of, as applicable, our annual consolidated financial statements and the reviews of each of the quarterly consolidated financial statements to be included in our Forms 10-Q, including audit of historical financial statements converted from International Financial Reporting Standards to accounting principles generally accepted in the United States of America. The aggregate audit fees billed by PwC for the fiscal year ended December 31, 2022 and December 31, 2021 were $445,385 and $214,500, respectively. There were also $37,099 audit fees billed by Deloitte for the fiscal year ended December 31, 2022 related to services for the Company’s S-3 filing in 2022.

(2)
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attest reports. The aggregate audit-related fees billed by Deloitte for services rendered during the fiscal year ended December 31, 2021, prior to our change in auditor, were $102,360.

(3)
Tax fees were for tax compliance services and assistance with federal and provincial tax-related matters for certain international entities.

(4)
All other fees were for advisory services related to compliance with regulatory reporting requirements.

Pre-Approval Policies and Procedures
All, or one hundred percent, of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of PwC to perform the audit of our annual consolidated financial statements. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by PwC if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2022 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.
The Audit Committee
Bob Dean
Jeff Malmen
Alex Sternhell
Laura Dove

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of March 28, 2023 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our Common Shares, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of Common Shares listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of March 28, 2023, we had 63,100,039 Common Shares outstanding.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Marcelo Kim	—	*
Michael Bogert(1)	142,097	*
Bob Dean(2)	60,668	*
David L. Deisley(3)	62,499	*
Laura Dove(4)	26,024	*
Rich Haddock	—	*
Jessica Largent(5)(14)	85,955	*
Jeff Malmen(6)	51,837	*
Chris Papagianis	—	*
Chris J. Robison(7)	98,081	*
Laurel Sayer(8)(14)	182,482	*
Alex Sternhell(9)	51,149	*
All directors and executive officers as a group (14 persons)(10)(14)	978,460	1.6%
Paulson & Co. Inc.(11)	24,771,542	39.3%
Sun Valley Gold LLC(12)	5,793,273	9.2%
Kopernik Global Investors LLC (13)	5,250,591	8.3%

*
Less than 1%.

(1)
Represents 7,097 Common Shares, 83,500 Options that became exercisable on January 10, 2022, 5,375 Options that became exercisable on January 1, 2020, 5,375 Options that became exercisable on January 1, 2021, 10,000 Options that became exercisable on January 20, 2021, 5,375 Options that became exercisable on January 1, 2022, 10,000 Options that became exercisable on January 20, 2022, 5,375 Options that became exercisable on January 1, 2023 and 10,000 Options that became exercisable on January 20, 2023.

(2)
Represents 5,000 Common Shares, 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023 and 33,543 DSUs which are fully vested and will be settled following Mr. Dean’s separation from service.

(3)
Represents 11,350 Common Shares, 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023 and 29,024 DSUs which are fully vested and will be settled following Mr. Deisley’s separation from service.

(4)
Represents 26,024 DSUs which are fully vested and will be settled following Ms. Dove’s separation from service.

(5)
Represents 42,621 Common Shares, 10,000 Options that became exercisable on March 15, 2021, 10,000 Options that became exercisable on March 15, 2022, 10,000 Options that became exercisable on March 15, 2023 and 13,334 RSUs which are fully vested as of April 1, 2023.

(6)
Represents 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023 and 29,712 DSUs which are fully vested and will be settled following Mr. Malmen’s separation from service.

(7)
Represents 40,000 Common Shares owned by Mr. Robison, 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2023 and 35,956 DSUs which are fully vested and will be settled following Mr. Robison’s separation from service.

(8)
Represents 37,682 Common Shares owned by Ms. Sayer, 9,300 Common Shares held by Ms. Sayer’s husband, over which she has shared voting and investment power, 6,000 Options that became exercisable on January 4, 2019, 6,250 Options that became exercisable on March 20, 2019, 6,625 Options that became exercisable on January 1, 2020, 6,000 Options that became exercisable on January 4, 2020, 6,250 Options that became exercisable on March 20, 2020, 6,625 Options that became exercisable on January 1, 2021, 6,000 Options that became exercisable on January 4, 2021, 20,000 Options that became exercisable on January 20, 2021, 6,250 Options that became exercisable on March 20, 2021, 6,625 Options that became exercisable on January 1, 2022, 6,000 Options that became exercisable on January 4, 2022, 20,000 Options that became exercisable on January 20, 2022, 6,250 Options that became exercisable on March 20, 2022, 6,625 Options that became exercisable on January 1, 2023 and 20,000 Options that became exercisable on January 20, 2023.

(9)
Represents 7,375 Options that became exercisable on January 20, 2021, 7,375 Options that became exercisable on January 20, 2022, 7,375 Options that became exercisable on January 20, 2021 and 29,024 DSUs which are fully vested and will be settled following Mr. Sternhell’s separation from service.

(10)
The amounts disclosed represent Common Shares beneficially owned by current directors and executive officers of the Company. In addition to the amounts disclosed with respect to the other current directors and executive officers of the Company, includes 186,000 exercisable Options held by two executive officers and 31,668 Common Shares owned by two executive officers.

(11)
Based on information contained in a Form 3 filed with the SEC on January 3, 2022. Paulson & Co. Inc. (“Paulson”) is an affiliate of PFR Gold Holdings, LP (“PFR Holdings”), Paulson Partners L.P. (“Paulson Partners”), PFR Gold Fund, L.P. (“PFR Fund” and, together with Paulson Partners and PFR Holdings, the “Funds”) and Paulson Advisers III LLC (“Paulson Advisers”). PFR Holdings is the record holder of 20,929,280 shares of Common Shares. Paulson Partners is the record holder of 2,875,810 shares of Common Shares. PFR Fund is the record holder of 966,452 shares of Common Shares. Paulson Advisers furnishes investment advice to and manages PFR Holdings and PFR Fund, and in its role as general partner, Paulson Advisers possesses voting and investment power over the securities that are owned by PFR Holdings and PFR Fund, totaling 21,895,732 shares of Common Shares. Based on information contained in a Form 13F filed with the SEC on February 14, 2023, the aggregate holdings of Paulson and its affiliates remained the same as of December 31, 2022. The principal business address of each of Paulson, the Funds and Paulson Advisors is 1133 Avenue of the Americas, New York, New York 10036.

(12)
Based on information contained on a Schedule 13G/A filed with the SEC on February 13, 2023. Each of Sun Valley Gold LLC, Palmedo Holdings LLLP and Peter F. Palmedo are deemed to beneficially own and hold shared power to vote or dispose of the 5,793,273 Common Shares. Sun Valley Gold Master Fund, Ltd. is deemed to have shared power to vote or dispose of 3,689,896 of the Common Shares. The principal business address of each of the foregoing reporting persons is 620 Sun Valley Road, P.O. Box 2759, Sun Valley, ID 83353.

(13)
Based on information contained in a Form 13F filed with the SEC on February 13, 2023. Kopernik Global Investors LLC is deemed to have sole investment discretion over 5,250,591 of the Common Shares and possesses sole voting power over 5,121,810 of the Common Shares and no voting power over 128,781 of the Common Shares. The principal business address of Kopernik Global Investors LLC is Two Harbour Place, 302 Knights Run Ave., Suite 1225, Tampa, FL 33602.

(14)
Excludes RSUs granted to our executive officers, which will not vest within 60 days of the Record Date.

EXECUTIVE OFFICERS
Our current executive officers and their respective ages and positions as of the Record Date are set forth in the following table. Biographical information regarding each executive officer (other than Ms. Sayer) is set forth following the table. Biographical information for Ms. Sayer is set forth above under “Item 1 — Election of Directors.”
Name	Age	Principal Position
Laurel Sayer	69	President and Chief Executive Officer
Jessica Largent	39	Chief Financial Officer
Alan D. Haslam	56	Vice President — Permitting
Laurence Michael Bogert	65	General Counsel, PRII
Mckinsey M. Lyon	42	Vice President — External Affairs
Jessica Largent has served as the Company’s Chief Financial Officer since April 1, 2022 and served as the Company’s Vice President, Investor Relations and Finance from February, 2021 to March 31, 2022, and in such role was responsible for the strategy and leadership of the Company’s investor relations and finance efforts. Ms. Largent also served as PRII’s Vice President, Investor Relations and Finance from February 2021 to March 25, 2022 and currently serves as PRII’s Chief Financial Officer. Prior to joining the Company, Ms. Largent worked for Newmont, a Colorado based gold mining company, as their Vice President of Investor Relations and Senior Director, Planning, Communications and Analysis, among other roles. At Newmont, Ms. Largent set and executed the strategic direction of the Investor Relations function to help further differentiate the company and attract new investors while enhancing relationships with shareholders and industry analysts. She has a bachelor’s degree in Accounting and Human Resource Management from the University of Colorado and over 15 years of mining industry experience in investor relations, planning, financial, reporting and accounting.
Alan D. Haslam joined Perpetua (previously Midas Gold Corp.) in January 2017 as Director of Permitting for the Stibnite Gold Project and was promoted to Vice President, Permitting of PRII in February 2019. Prior to joining Perpetua, Mr. Haslam was Director of Mining for Agrium, a phosphate and potash mining/fertilizer company, from 2006 through 2016. In this role, Mr. Haslam served in various functions in both the U.S. and Canada, including managing exploration programs, development of life of mine plans, permitting of multiple mines through National and Environmental Policy Act and state processes, development of new mines and mine expansions, managing mine operations, reclamation and remediation of historic mine sites. During his 30-plus year career in mining, Mr. Haslam has worked very closely on Federal National and Environmental Policy Act and state permitting with several agencies including the Bureau of Land Management, the United States Forest Service (“USFS”), the United States Environmental Protection Agency (the “EPA”), the United States Fish and Wildlife Service, the National Marine Fisheries Services, the United States Army Corps of Engineers, the Idaho Department of Lands, the Idaho Department of Environmental Quality, and Idaho Fish and Game. Mr. Haslam received a Bachelor of Science Degree in Geology from Idaho State University. He is an active member of the Society for Mining, Metallurgy and Exploration and the American Exploration and Mining Association.
Laurence Michael Bogert has served as the General Counsel of PRII since 2018. From 2012 until 2018, he was a managing shareholder of the law firm Parsons Behle & Latimer in its Boise and Washington, D.C. offices. He also served on the board of directors of Perpetua from 2016 until 2018. He is the former Counselor to Department of the Interior Secretary Dirk Kempthorne, a position he held for two and a half years following appointment by President George W. Bush in 2006. He is also the former Regional Administrator of the EPA’s Region 10 office in Seattle, having been appointed by President Bush in 2005. As Counselor to the Secretary of the Department of the Interior, he advised the Secretary on policy issues in the area of endangered species and served as lead policy negotiator on Tribal water rights settlements, including the landmark Klamath Basin Restoration Agreement. As Regional Administrator for EPA Region 10, Mr. Bogert was responsible for leading EPA’s partnerships with Washington, Oregon, Idaho, and Alaska, as well as the 271 federally recognized Tribes in the Region. Mr. Bogert previously served as principal legal advisor to Idaho Governor Dirk Kempthorne for five years from 1999 until 2004, advising on the legal implications of state policy and legislation, with an emphasis on environmental issues and matters within the jurisdiction of the Idaho Department of Environmental Quality and Idaho Department of Water Resources. He also was appointed Counsel to the Office of Governor-Elect Arnold Schwarzenegger of California in 2003 and, previous to that, served as Chief Deputy Legal Affairs Secretary to Governor Pete Wilson of California from 1995 until 1998. Mr. Bogert was an enrollee in the L.L.M. program in Environmental Law from The George Washington University in 1994-1995, and he received a J.D. from University of Idaho College of Law in 1985 and a B.A. in History from University of Santa Clara in 1979.
Mckinsey M. Lyon joined Perpetua in 2017 as Vice President of External Affairs of PRII after consulting for the Company for six years. Ms. Lyon leads the direct advocacy and social license development for the Stibnite Gold Project at Perpetua. She has experience navigating complicated public policy issues and managing complex issues in the public arena, leading public affairs practices with a unique interdisciplinary fluency in government relations, social license development, stakeholder engagement, messaging, and media communications. Prior to joining Perpetua, Ms. Lyon served as a partner at Gallatin Public Affairs, a lobbying firm and public relations company, where she helped clients achieve business goals by integrating strategies across multiple platforms.

EXECUTIVE COMPENSATION
As detailed above, we have opted to comply with the scaled-down executive compensation disclosure rules applicable to smaller reporting companies and emerging growth companies. As a result, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures. Further, our reporting obligations generally extend only to the individuals who served as our Chief Executive Officer, our next two most highly compensated executive officers who were serving at the end of the fiscal year ended December 31, 2022, and up to two additional individuals each of whom would have been one of our two most highly compensated executive officers but for the fact that the individual was not serving as an executive officer at the end of the fiscal year ended December 31, 2022 (such individuals, our “named executive officers” or “NEOs”). In accordance with the foregoing, the individuals listed below are our NEOs for the fiscal year ended December 31, 2022:
Name	Principal Position
Laurel Sayer	President and Chief Executive Officer
Jessica Largent	Chief Financial Officer
Laurence Michael Bogert	General Counsel, PRII
The disclosure in this “Executive Compensation” section pertains to the compensation earned or paid to our NEOs for the fiscal year ended December 31, 2022.
2022 Summary Compensation Table
The following table provides information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2022 and December 31, 2021.
SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (d)	Option Awards ($) (e)	Non-Equity Incentive Plan Compensation ($) (f)	All Other Compensation ($)(2) (g)	Total ($) (h)
Laurel Sayer President and Chief Executive Officer	2022	279,583	609,351	n/a	159,013	12,200	1,060,147
	2021	275,000	n/a	413,618	94,514	11,000	794,132
Jessica Largent Chief Financial Officer	2022	239,117	571,030	n/a	77,833	11,788	899,768
	2021	197,500	n/a	601,925	55,577	5,133	860,135
Laurence Michael Bogert General Counsel, PRII	2022	208,417	378,537	n/a	66,673	10,415	664,042
	2021	205,000	n/a	206,809	51,947	10,722	474,479

(1)
The amounts in this column reflect the aggregate grant date fair values of Restricted Share Units (“RSUs”) and Performance Share Units (“PSUs”) granted to the NEOs in 2022, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 and granted pursuant to the Perpetua Resources Corp. Omnibus Equity Incentive Plan. The grant date fair value of PSUs is based on the probable outcome of the performance conditions as of the date of grant, which was target. If the maximum amount, rather than the probable amount, were reported in the table with respect to the PSUs, the value associated with the PSUs would be as follows for each NEO: Ms. Sayer, $995,863, Ms. Largent, $828,703, and Mr. Bogert, $618,644. All RSUs granted in 2022 vest ratably in three equal annual installments following the grant date, except for the 40,000 RSUs granted to Ms. Largent on April 1, 2022, which vest one-third on the date of grant and will thereafter vest ratably on the next two anniversaries of the date of grant. All PSUs granted in 2022 consist of market-based performance share units where vesting is based on the Company’s performance over a three-year performance period . See “Note 8 — Equity” to the consolidated financial statements in our 2022 Annual Report on Form 10-K filed with the SEC on March 16, 2023 for additional details regarding assumptions underlying the value of these awards.

(2)
The amounts reflected in this column include Company contributions made to each named executive officer’s accounts pursuant to the Company’s 401(k) plan.

Narrative Disclosure to Summary Compensation Table
We entered into employment agreements with Ms. Sayer, Ms. Largent, and Mr. Bogert effective as of September 19, 2016, February 8, 2021, and August 21, 2018, respectively. Effective as of April 1, 2022, Ms. Largent’s employment agreement was amended based on her appointment as Chief Financial Officer. Each such employment agreement provides for compensation in the form of salary, annual incentive bonus pursuant to our short-term incentive program, and equity awards pursuant to our long-term incentive program, as well as for payments and benefits in the event of certain terminations of the NEO’s employment with the Company.
Base Salary
The Company compensates NEOs through a base salary that is generally in line with the median of the Company’s benchmark group, determined by screening and selecting publicly-traded companies in the same general industry (exploration and development companies) and on the basis of comparable size of operations and market capitalization, but the Board has the discretion to pay above this level to attract and retain key executives in achieving the Company’s strategic goals, and in order to address certain exceptions, such as where there are persons in dual-role positions. An annual performance review is undertaken with all employees focusing on their performance against their job description and whether any changes to base salary is required based on changes in role or responsibility. Pursuant to their employment agreements and our annual review process, as well as increases in connection with any promotions to new positions, Ms. Sayer, Ms. Largent, and Mr. Bogert were entitled to an annual base salary in 2022 of $280,500, $245,000, and $209,100, respectively.
401(k) Plan
The Company offers an investment (401K) plan to our U.S.-based employees, including our Named Executive Officers. This plan provides eligible employees an opportunity to save for retirement on both a pre-tax and after-tax basis up to 100% of their eligible pay subject to annual IRS limits. The Company provides eligible employees with a matching contribution equal to 100% of the employee’s contribution for the first 4% of the employee’s total compensation (base salary plus annual incentive award).
Severance Upon Qualifying Terminations of Employment
Upon a qualifying termination of employment, each of our NEOs is entitled to certain severance payments and/or benefits pursuant to his or her employment agreement. For a more detailed discussion of these severance terms, see “Potential Payments upon Termination or Change in Control” below.
Short-Term Incentive Program
The Company incentivizes employees on an annual basis through a Short-Term Incentive Program (“STIP”), which is also referred to as the Annual Incentive Plan under the NEOs’ employment agreements. The STIP is performance-based and considers the Company’s performance as a whole, as well as the individual’s performance.
A target percentage is determined at the commencement of employment and reviewed on an annual basis through the annual performance review process.
The potential target short-term incentive percentages with regard to the NEOs for 2022 were as follows:
Position	STIP as % of Annual Salary	Corporate Objectives	Individual Objectives
President & CEO	65%	100%	0%
Chief Financial Officer	35%	80%	20%
General Counsel	35%	80%	20%

Company’s Performance
On an annual basis, the Board approves a set of corporate objectives that are communicated to all employees, with measurable targets and a percentage allocation to each objective. Each such objective is allocated a percentage of the overall measure of corporate performance. At the commencement of 2022, the Company approved five corporate objectives. In general, the objectives for 2022 can be summarized as follows:
1.
Progress the regulatory approval and permitting of the Stibnite Gold Project ModPRO2.

•
Clearly communicate the value and technical merits of ModPRO2 to support the USFS in delivering a defensible Supplemental Draft Environmental Impact Statement (“SDEIS”).

•
Progress key ancillary permits and submit applications in a timely manner.

•
Respond to requests for additional information expeditiously to assist with timely preparation of a SDEIS.

2.
Advance Administrative Settlement Agreement and Order on Consent (“ASAOC”) Phase 1 within approved budget and 4-year schedule.

•
Submit project deliverables in a timely manner within the agreed upon schedule.

•
Build positive relationships with the EPA and the USFS to ensure willingness to work together as we progress the ASAOC.

3.
Maintain / increase support among all stakeholders by communicating Stibnite Gold Project value proposition to ensure Perpetua has a strong social license and investor support.

•
Demonstrate public support through a successful SDEIS comment period.

•
Maintain favorable reputation among shareholders while targeting a broader investor group.

4.
Promote a strong safety, sustainability and environmental culture.

•
Complete field work while maintaining zero lost time incident rate and reportable spills.

•
Ensure compliance of occupation, safety and health policies and Occupational Safety and Health Administration and environmental regulations through regular training.

•
Publish ESG framework and roadmap clearly communicating Perpetua’s culture and values.

5.
Manage financial position effectively and efficiently.

•
Ensure treasury position sufficiently funds the Company through permitting.

The Company’s actual performance is assessed by the Board and a percentage may be approved for allocation to the Company’s component of annual bonuses. The Board then factors the estimated performance for each objective achieved in accordance with the following scale in order to determine the net score:
Performance factor	Performance Level Achieved
120%	Results are extraordinary
100%	Results well beyond those expected
75%	Results satisfactory, objective adequately met
50%	Met most, but not all, aspects of the objective
25%	Met adequate portion of aspects of the objective
Where circumstances beyond the Company’s control affect the achievement of an objective, the Board considers amending objectives throughout the year should the need arise.

Individual Performance
Individual performance against job description and individual performance objectives were reviewed in early 2023 for all employees. Where an exceptional contribution to the Company’s performance was recognized, some discretionary adjustments to STIP payments can be made.
Overall STIP Determination
Once the Company’s performance against corporate objectives and exceptional individual performance against the Company’s objectives has been assessed, the President & CEO makes a recommendation, inclusive of percentages and dollars to be paid, for all NEOs (excluding the President & CEO), as well as other employees, to the Compensation Committee for its approval and recommendation to the Board. The Compensation Committee makes a recommendation to the Board, inclusive of percentages and dollars to be paid pursuant to the STIP for the President & CEO. The Compensation Committee and the Board consider the overall quantum of the potential bonus allocations in light of the Company’s available funding and may, at its sole discretion, choose to adjust the amount to be paid out under the STIP.
Long-Term Incentive Awards
Perpetua Resources Corp. Omnibus Equity Plan
On March 8, 2021, upon the recommendation of the Compensation Committee, the Board passed a resolution to adopt the Plan (as defined below), which became effective upon the approval of the shareholders obtained at the Company’s annual general meeting held on April 16, 2021 (the “2021 Annual General Meeting”). Following such approval:
•
all grants of equity-based awards thereafter were made pursuant to, or as otherwise permitted by, the Plan; and

•
no further equity-based awards were made pursuant to the Company’s 2011 Evergreen Incentive Stock Option Plan, which stock option plan remains in effect only in respect of outstanding stock options granted prior to April 16, 2021.

The following table sets out the key features of the Perpetua Resources Corp. Omnibus Equity Incentive Plan (the “Plan”), as approved by shareholders at the 2021 Annual General Meeting.
Eligibility	•	The Plan provides that directors, employees, and consultants who are designated by the Administrators (as defined below) to receive an award are eligible to participate in the Plan (each an “Eligible Person”).
Type of Awards Authorized for Issuance	•	The Plan provides for the Board, or such other persons as may be designated by the Board from time to time, to administer the Plan (collectively, the “Administrators”), including the authority to grant stock options (“Options”), RSUs, and Performance Share Units (“PSUs”) (each an “Award”) resulting in the issuance of common shares without par value of the Company. Additionally, the Plan provides for the grant of DSUs resulting in the issuance of shares to Eligible Persons who are non-employee directors and who are designated by the Administrators to receive DSUs.
Plan Maximum	•	The number of shares reserved and available for grant and issuance pursuant to the Plan, together with those shares issuable pursuant to any other compensation arrangements of the Company, shall not exceed 4,280,530 shares of the Company.
Outstanding Securities Awarded	•	754,011
Remaining Securities available for Grant	•	1,431,149

Insider Participation Limits	•	The aggregate number of Common Shares (a) issuable to insiders at any time (under all of the Company’s security-based compensation arrangements) cannot exceed ten percent (10%) of the issued and outstanding Common Shares and (b) issued to insiders within any one-year period (under all of the Company’s security-based compensation arrangements) cannot exceed ten percent (10%) of the issued and outstanding Common Shares. Furthermore, within any one fiscal year of the Company, (a) the aggregate fair value on the date of grant of all Options granted to any one non-employee director shall not exceed $100,000, and (b) the aggregate fair market value on the date of grant of all awards (including, for greater certainty, the fair market value of the Options) granted to any one non-employee director under all of the Company’s security based compensation arrangements shall not exceed $150,000; provided that such limits shall not apply to (i) awards taken in lieu of any cash retainer or meeting director fees, and (ii) a one-time initial grant to a non-employee director upon such non-employee director joining the Board. Any Common Shares issued by the Company through the assumption or substitution of outstanding stock options or other equity-based awards from an acquired company shall not reduce the number of Common Shares available for issuance pursuant to the exercise of awards granted under the Plan.
Term of Options	•	Subject to any accelerated termination as set forth in the Plan, each Option expires on its expiry date, which shall be specified in an Award Agreement (which shall not be later than the tenth anniversary of the date of grant of such Award) or, if not so specified, means the tenth anniversary of the date of grant of such Award.
Exercise Price	•	The exercise price per Share under each Option shall not be less than the Market Price (as defined in the Plan) of the Shares at the time of grant. Notwithstanding anything else contained herein, in no case will the exercise price per Share under each Option be less than the minimum prescribed by any stock exchange at the time of grant.
Resale Restrictions	•	Each participant in the Plan who is a director, an officer, or a person who is in a position to control the Company by share ownership or otherwise is considered an “affiliate” (as defined under the Securities Act) of the Company and may sell Shares acquired under the Plan in the United States only upon compliance with the provisions of the Securities Act and the rules and regulations thereunder, including, for example, sales in compliance with Rule 144. Such persons may also sell Shares outside the United States, provided that the requirements of Regulation S under the Securities Act are met. Each Participant who is a director, an officer, or a beneficial owner of more than 10% of the Shares may also become subject to Section 16 of the Exchange Act, which provides, among other things, that any profit realized by such Participant from any purchase and sale, or sale and purchase, of any equity security of the Company within any period of less than six months is recoverable by or on behalf the Company.
Vesting	•	Options. The Plan Administrator shall have the authority to determine the vesting terms applicable to grants of Options. Once an Option becomes vested, it shall remain vested and shall be exercisable until expiration or termination of the Option, unless otherwise specified by the Plan Administrator, or as may be otherwise set forth in any written employment agreement, Award Agreement or other written agreement between the Company or a subsidiary of the Company and the Participant. Each vested Option may be exercised at any time or from time to time, in whole or in part, for up to the total number of Option Shares with respect to which it is then exercisable. The Plan Administrator has the right to accelerate the date upon which any Option becomes exercisable. Subject to the provisions of the Plan and any Award Agreement, Options shall be exercised by means of a fully completed Exercise Notice delivered to the Company. The Plan Administrator may provide at the time of granting an Option that the exercise of that Option is subject to restrictions, such as vesting conditions relating to the attainment of specified performance goals.
	•	RSUs. The Plan Administrator shall have the authority to determine any vesting terms applicable to the grant of RSUs, provided that the terms comply with Section 409A, with respect to a U.S. taxpayer.
	•	PSUs. The Plan Administrator shall have the authority to determine any vesting terms applicable to the grant of PSUs.
	•	DSUs. Except as otherwise determined by the Plan Administrator or as set forth in the particular Award Agreement, DSUs shall vest immediately upon grant.
Termination of Employment or Services	•	Unless otherwise provided in a participant's employment or consulting agreement or arrangement, the following will apply on the termination of the employment or service of a participant:

•
If a participant's employment is terminated for Cause by the Company, or by reason of the participant's voluntary resignation, then any option or other Award held by Participant that has not been exercised, surrendered, or settled as of the termination date is immediately forfeited and canceled as of the termination date.

•
If the participant's employment is terminated without Cause, then a portion of any unvested Options or other Awards will immediately vest, equal to the number of unvested Options or other Awards held by the participant as of the date of termination multiplied by a fraction the numerator of which is the number of days between the date of grant and the termination date and the denominator of which is the number of days between the date of grant and the date any unvested Options or other Awards were originally scheduled to vest, and for the purposes of PSUs such portion will be determined based on the target number of PSUs.

•
If the participant's employment terminates on account of his or her becoming disabled, then any Award held by the participant that has not vested on the date of termination will vest on that date and, for the purposes of PSUs, the target number of PSUs will become vested.

•
If the participant's employment is terminated by reason of death, then any unvested Award held by the participant will vest on such date and, for purposes of PSUs, the number of PSUs will become vested.

	•	Where a participant's employment is terminated due to the participant's retirement, then a portion of the unvested options shall immediately vest, such portion to be equal to the number of unvested Options or other Awards held by the Participant as of the termination date multiplied by a fraction the numerator of which is the number of days between the date of grant and the termination date and the denominator of which is the number of days between the date of grant and the date any unvested Options or other Awards were originally scheduled to vest, and for purposes of this calculation with respect to PSUs such portion will be determined based on the target number of PSUs.

Change of Control	•	Except as set forth in an employment agreement, award agreement, or other written agreement between the Company and a Participant, in the event of a change of control, the Plan Administrator may, but is not required to, (i) cause the conversion or exchange of any outstanding Awards into or for rights or other securities of substantially equivalent value in any entity participating in or resulting from a Change of Control, (ii) permit the immediate vesting of any unvested Awards upon consummation of the Change of Control, (iii) terminate any Award in exchange for an amount of cash and/or property in an amount equivalent to that which would have been attained upon settlement of such Award or realization of the Participant's rights as of the date of the occurrence of the transaction, (iv) replace the Award with other rights or property selected by the Board, or (v) any combination of the foregoing.
	•	Notwithstanding the above, and except as otherwise provided in a written employment or other agreement between the Company and a Participant, if within twelve (12) months following a Change of Control, a Participant's employment, consultancy or directorship is terminated by the Company without Cause, then any unvested Awards held by the Participant at the date of termination will immediately vest and be exercisable.
Amendments	•	The Plan Administrator may from time to time, without notice and without approval of the holders of voting shares of the Company, amend, modify, change, suspend or terminate the Plan or any Awards granted pursuant to the Plan as it, in its discretion determines appropriate, provided, however, that no such amendment, modification, change, suspension or termination of the Plan or any Awards may materially impair any rights of a Participant or materially increase any obligations of a participant under the Plan without the consent of the participant, unless the Plan Administrator determines such adjustment is required or desirable in order to comply with any applicable Securities laws or Stock Exchange requirements.
2011 Evergreen Incentive Stock Option Plan
As described above, at our 2021 Annual General Meeting, our shareholders voted to approve the Plan. All grants of equity-based awards following shareholder approval of the Plan will be made pursuant to, or as otherwise permitted by, the Plan, and no further equity-based awards will be made pursuant to the 2011 Evergreen Incentive Stock Option Plan (the “Stock Option Plan”), under which the Board previously had the discretion to make annual awards of employee stock options to directors, executives, employees, and consultants, but which following our 2021 Annual General Meeting remains in effect only in respect of outstanding options.

We have included a description of the material terms of the Stock Option Plan below to the extent it aids our shareholders in understanding the terms applicable to outstanding options granted pursuant to the Stock Option Plan and currently held by our NEOs, as reflected in the Outstanding Equity Awards at 2022 Fiscal Year-End table below.
Exercise Price	•	The exercise of an option under the Stock Option Plan is determined by the Directors at the time the option is granted, provided that such price can be not less than the market price (being the volume-weighted average trading price of the Common Shares on the TSX for the five trading days immediately preceding the date of grant) as of the date of the grant of such option.
Cashless Exercise	•	The Stock Option Plan contains a cashless exercise feature whereby an option that is eligible for exercise may be exercised on a cashless basis instead of a participant making a cash payment for the aggregate exercise price of the options. When a participant elects the cashless exercise of options by providing the prescribed form of notice of cashless exercise to the Company specifying the number of options to be exercised for cash, the exercise price of the options is advanced by an independent brokerage firm, the advance is deducted from the proceeds of sale of the Common Shares issued on exercise, and the remaining proceeds or Common Shares are paid to the participant after deducting any withholding tax or other withholding liabilities.
Term and Expiry Dates	•	The maximum term of options granted under the Stock Option Plan is 10 years. The expiry date of an option is the later of: a specified expiry date and, where a blackout period is self-imposed by the Company, and the specified expiry date falls within, or immediately after, the blackout period, the date that is 10 trading days following the end of such blackout period. Should an option expire immediately after a blackout period self-imposed by the Company, the blackout expiration term will be reduced by the number of days between the option expiration date and the end of the blackout period.
Termination of Options	•	In the event of a participant’s death, the option is exercisable by the person(s) to whom the rights of the participant shall pass for a period of one year from the date of the participant’s death or prior to the expiration of the original term of such option, whichever is sooner, to the extent that participant was entitled to exercise the option at such time, subject to the provisions of any employment contract. All options held by a participant whose office or employment is terminated for cause cease to be exercisable as of the date of such termination. If a participant ceases to be eligible under the Stock Option Plan for any reason other than for cause or by virtue of death, options can be exercised by such participant for a period of 30 days or prior to the original expiry date of the option, whichever is sooner, subject to the provisions of any employment contract.
Stock Appreciation Rights	•	The Stock Option Plan includes a Stock Appreciation Rights clause which allows individuals the option to terminate vested options and receive shares in lieu of the benefits which would have been received had the options been exercised.
Capital Changes, Corporate Transactions, Take-Over Bids and Change of Control	•	The Stock Option Plan contains provisions for the treatment of options in relation to capital changes and with regard to amalgamations, consolidations, or mergers. The Stock Option Plan provides that if the Company is subject to a bona-fide take-over bid or a change of control (as defined therein) occurs, all Common Shares subject to options immediately become vested and may thereupon be exercised in whole or in part by a respective participant and that the Directors may accelerate the expiry date of outstanding options in connection with such take-over bid.

Share Ownership and Retention Guidelines
Our Named Executive Officers are subject to share ownership and retention guidelines that were established by our Board. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our shareholders. The guidelines are expressed in terms of the value of our executive officers’ equity holdings as a multiple of each currently employed executive officer’s base salary, as follows:
Officer Level	Ownership Guideline
Chief Executive Officer	3x annual base salary
All other Executive Officers	2x annual base salary
These share ownership levels must be achieved by each individual within 5 years of the later of the date that the share ownership guidelines became effective in 2022 or the date that the individual was first appointed as an executive officer. If an executive officer is promoted such that their ownership guideline multiple increases, the executive officer will have five years following such promotion to obtain the higher ownership level. Until an executive officer is in compliance with these guidelines, the executive must hold at least 50% of the shares received from any compensatory equity award granted by the Company, net of tax obligations.
Equity interests that count toward the satisfaction of the ownership guidelines include shares owned jointly, directly, or indirectly (e.g., by a spouse or in a trust for the benefit of the executive or his family), unvested time-based RSUs or restricted shares (including vested but still unsettled time-based RSUs) and any shares purchased in the open market.
Pursuant to the share ownership and retention guidelines, compliance with the guidelines will be measured annually on a date selected by the Compensation Committee, and the value of an individual’s holdings for purposes of determining compliance is based on the average closing price of a share of the Company’s Common Shares over the previous calendar year.
Additionally, we have stock ownership guidelines for our non-employee directors, requiring a minimum holding of three times the director’s annual cash retainer. For information regarding these guidelines, please see “Director Compensation” above.

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2022. Option exercise prices reflected in this table and the accompanying footnotes have been converted to U.S. dollars for purposes of this table using the daily average exchange rate from Thomson Reuters on December 31, 2022, of CAD $1.355 = U.S. $1.00.
	Option Awards						Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Un-exercised Options (#)(1) Exercisable (b)	Number of Securities Underlying Un-exercised Options (#)(1) Un-exercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Un- exercised Unearned Options (#) (d)	Option Exercise Price ($)(2) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested(3) (#) (g)	Market Value of Shares of Units of Stock That Have Not Vested(4) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(5) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)(5) ($) (j)
Laurel Sayer	January 4, 2018	12,000	—	—	$4.35	January 4, 2023	—	$—	—	$—
	January 4, 2019	24,000	—	—	$7.16	January 4, 2024	—	$—	—	$—
	March 20, 2019	25,000	—	—	$5.31	March 20, 2024	—	$—	—	$—
	January 1, 2020	19,875	6,625	—	$4.58	January 1, 2025	—	$—	—	$—
	January 20, 2021	40,000	40,000	—	$8.71	January 20, 2026	—	$—	—	$—
	March 5, 2022	—	—	—	$—	n/a	55,295	$161,461	—	$—
	March 5, 2022	—	—	—	$—	n/a	—	$—	55,295	$161,461
Jessica Largent	March 15, 2021			90,000	$6.74	March 15, 2026	—	$—	—	$—
	March 15, 2021	20,000	20,000		$6.74	March 15, 2026	—	$—	—	$—
	March 5, 2022	—	—	—	$—	n/a	36,863	$107,640	—	$—
	March 5, 2022	—	—	—	$—	n/a	—	$—	36,863	$107,640
	April 1, 2022	—	—	—	$—	n/a	26,667	$77,868	—	$—
Laurence Michael Bogert	January 4, 2018	8,000	—		$4.35	January 4, 2023	—	$—	—	$—
	August 28, 2018	4,500			$6.72	August 28, 2023
	January 4, 2019	19,000	—		$7.16	January 4, 2024	—	$—	—	$—
	January 1, 2020	16,125	5,375		$4.58	January 1, 2025	—	$—	—	$—
	January 20, 2021	20,000	20,000		$8.71	January 20, 2026	—	$—	—	$—
	March 5, 2022	—	—	—	$—	n/a	34,350	$100,302	—	$—
	March 5, 2022	—	—	—	$—	n/a	—	$—	34,350	$100,302

(1)
All options granted have a five-year term and vest one quarter per year commencing on the Grant Date, except for 90,000 options granted to Ms. Largent which have a five-year term and vest pursuant to the following formula: 60,000 x (P/NAVPS), where P = the price per share under the final financing of any equity financing (or the volume weighted average trading price on the Toronto Stock Exchange for the five days immediately preceding the funding date if the final financing is a debt financing) and NAVPS = net asset value per Common Share for the five days immediately prior to the funding date.

(2)
For purposes of this column, the applicable exercise price of each stock option award was converted to USD based on the daily average exchange rate from Thomson Reuters on December 31, 2022 of C$1.355 = US$1.00.

(3)
This column represents all outstanding RSUs awarded to our NEOs under the Company’s Omnibus Equity Incentive Plan. The RSUs will vest as shown in the following table, so long as the applicable NEO remains continuously employed by us from the grant date through each applicable vesting date. See the section below titled “— Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions of such awards.

Name	Vesting Date or Last Date of Performance Period	Number of Time-Based RSUs to Vest
Laurel Sayer	March 5, 2023 March 5, 2024 March 5, 2025	18,432 18,432 18,431
Jessica Largent	March 5, 2023 March 5, 2024 March 5, 2025 April 1, 2023 April 1, 2024	12,288 12,288 12,287 13,333 13,334
Laurence Michael Bogert	March 5, 2023 March 5, 2024 March 5, 2025	11,450 11,450 11,450

(4)
The market value of the outstanding RSUs and PSUs was calculated based on the closing price of the Company’s Common Shares on the Nasdaq stock exchange on December 30, 2022, of $2.92. The market value of unearned PSUs represents an assumption that 100% of the PSUs granted vest on the scheduled date.

(5)
This column reflects all outstanding PSUs held by our NEOs based on target performance. All PSUs granted to our NEOs in 2022 have a three-year vesting schedule where a percentage of the grant vests at the end of the three-year period subject to achievement of performance conditions. All outstanding PSU awards are scheduled to vest on March 5, 2025, subject to the terms and conditions under the Company’s Omnibus Equity Incentive Plan and so long as the applicable NEO remains continuously employed by us from the grant date through the vesting date. See the section below titled “— Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions of such awards.

Potential Payments Upon Termination or Change in Control
Employment Agreements
Each of the employment agreements for our named executive officers provides that if the executive’s employment is terminated, then the executive is eligible to receive, under certain circumstances, advance notice of termination of employment or severance payments in lieu of advance notice and/or bonus payments, conditioned on the executive signing a release of all claims against the Company. If the Company terminates the employment of one of our named executive officers without Cause or upon a Change of Control (as such terms are defined in the applicable employment agreements), the executive is entitled to 12 months’ notice of termination of employment or severance in lieu of notice and will be entitled to receive an amount equal to the payment made for the previous year’s bonus under the Company’s Annual Incentive Plan. If the executive terminates his or her employment for Good Reason (as such term is defined in the applicable employment agreement), then the Company shall provide 12 months’ severance and an amount equal to the executive’s target bonus under the Annual Incentive Plan. Should the executive become disabled, the executive’s employment shall be terminated automatically on the day that is seventeen (17) weeks after a physical or mental condition prevents the executive from continuing active work for a period of four (4) weeks; hereafter, the executive will be eligible to receive the a payment in the amount of the payment made for the previous year’s bonus under the Annual Incentive Plan. All severance or bonus payments are required to be made in a lump sum payment within sixty (60) days following termination of employment.
In the employment agreements, “Change of Control” is defined as the acquisition by any person or by any person and a person “acting jointly or in concert with” such person, whether directly or indirectly, of voting securities which, when added to all other voting securities of the Company at the time held by such person or by such person and a person “acting jointly or in concert with” another person, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board of the Company.

“Good Reason” means the occurrence, within 12 months of a Change of Control, of any of the following without the NEO’s written consent:
(i)
a meaningful and detrimental change in the executive’s position, title, duties, or responsibilities from those in effect immediately prior to a change of control;

(ii)
certain changes in the principal place of work of the executive;

(iii)
any reduction of 15% or more in the executive’s salary; or

(iv)
a demand by the company that the executive cease working or providing services for remuneration to another entity where the company and executive had previously agreed that the executive could engage in such activities, provided that a demand that the executive not increase the average monthly hours devoted to the third party entity shall not constitute “good reason”; and provided further that a demand that the executive cease such work due to a conflict of interest or a violation of the executive’s covenants under the employment agreement.

2011 Evergreen Incentive Stock Option Plan
In the event of a change of control, all unvested incentive share options in the Company held by the NEO shall immediately vest and the incentive share options shall become exercisable. Under the 2011 Evergreen Incentive Stock Option Plan, a “Change of Control” means the acquisition by any person or by any person and a person “acting jointly or in concert with” such person, as defined in MI 62-104, whether directly or indirectly, of voting securities which, when added to all other voting securities of the Company at the time held by such person or by such person and a person “acting jointly or in concert with” another person, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board of Directors of the Company.
If the NEO is terminated without cause, the NEO shall have 30 days to exercise any incentive stock options of the Company that have vested as of the last day of work and which are unexercised as of the last day of work.
Omnibus Equity Incentive Plan
RSU Awards. Pursuant to the terms of the RSU awards granted under the Omnibus Equity Incentive Plan, upon a termination of employment by the company without cause or upon the executive’s retirement after the attainment of age 67, a portion of the award will vest on a pro-rata basis through the date of the termination of employment. A termination of employment due to the award holder’s death or disability will result in full vesting of the executive’s RSUs. Under the terms of the Omnibus Equity Incentive Plan, upon a termination of employment by the company without cause within the 12-month period following a change in control (as such term is defined under such plan), any unvested RSUs shall immediately become vested in full. For purposes of the foregoing, a “change in control” is defined, with certain exceptions, as the occurrence of any one of the following events:
(a) any transaction by which any person or group of persons acting jointly acquires beneficial ownership of or the right to exercise control over securities of the corporation representing more than 50% of the then-issued and outstanding voting securities of the company;
(b) the sale or transfer of all or substantially all of the assets of the company;
(c) the dissolution or liquidation of the company;
(d) a transaction requiring approval by the company’s shareholders whereby the company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, statutory arrangement or otherwise by any other person;
(e) individuals who comprise the Board for any reason cease to constitute at least a majority of the members of the Board unless the election or nomination of any new director was approved by at least a majority of the incumbent board; or
(f) any other event which the Board determines to constitute a change in control of the company.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information concerning our equity compensation plans as of December 31, 2022:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	2,726,547	$4.86	1,431,149
Equity compensation plans not approved by shareholders	—	—	—
Total	2,726,547	$4.86	1,431,149

(1)
Represents shares to be issued upon exercise of outstanding options, RSUs, PSUs, and DSUs. As of December 31, 2022, 1,945,650 shares were subject to outstanding options, 371,956 shares were subject to outstanding RSUs, 263,266 shares were subject to outstanding PSUs, and 145,675 shares were subject to outstanding DSUs.

(2)
The weighted average exercise price excludes RSU, PSU, and DSU awards that do not have an exercise price.

AUDIT COMMITTEE INFORMATION
The following is the text of our Audit Committee Mandate:
“Audit Committee Mandate
A.
PURPOSE

The overall purpose of the Audit Committee (the “Committee”) of Perpetua Resources Corp. (the “Corporation”) is assist the board of directors (the “Board”) of the Corporation in fulfilling its oversight responsibilities for:
1.
the Corporation’s accounting and financial reporting processes and the integrity, quality and transparency of the Corporation’s financial statements;

2.
the performance of the Corporation’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting;

3.
the Corporation’s compliance with legal and regulatory requirements which relate to financial reporting;

4.
the appointment (subject to shareholder ratification) of the Corporation’s external auditor and approval of its compensation as well as responsibility for its independence, qualifications and performance of all audit and audit related work; and

5.
such other duties as assigned to it from time to time by the Board.

The function of the Committee is oversight. The members of the Committee are not full-time employees of the Corporation. The Corporation’s management is responsible for the preparation of the Corporation’s financial statements in accordance with applicable accounting standards and applicable laws and regulations. The Corporation’s external auditor is responsible for the audit and quarterly review, when applicable, of the Corporation’s financial statements in accordance with applicable auditing standards and laws and regulations.
In carrying out its oversight role, the Committee and the Board recognize that the Corporation’s management is responsible for:
1.
implementing and maintaining effective internal accounting controls, disclosure controls and procedures and internal control over financial reporting;

2.
the preparation, presentation and integrity, including the accuracy and completeness, of the Corporation’s financial statements; and,

3.
the appropriateness of the accounting principles and reporting policies that are used by the Corporation.

B.
COMPOSITION, PROCEDURES AND ORGANIZATION

1.
The Committee shall consist of at least three members of the Board. The Board will appoint members to the Committee and the Committee will elect a Committee Chair from among the Committee’s membership.

2.
The Board will ensure that the Chair of the Committee and its members are independent and financially literate, as defined in National Instrument 52-110 (“NI 52-110”) the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. At least one member shall be an “audit committee financial expert,” as defined by Securities and Exchange Commission (“SEC”) rules and meet any NASDAQ requirement for finance, accounting or comparable experience or background. Members shall not serve on more than three public company audit committees simultaneously unless the Board determines that such simultaneous service would not impair the member’s ability to serve effectively on the Committee.

3.
The Committee will meet at least four times a year. The Chair of the Committee has the authority to convene additional meetings, as circumstances warrant. The Committee will invite members of management, the auditor or others to attend meetings and provide pertinent information, as necessary. The Committee will hold private meetings with each of the external auditor, and senior management. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials.

4.
No business shall be transacted by the Committee, except at a meeting where a majority of the members are present, either in person or by teleconference or video conference.

5.
The Committee may:

a)
engage outside legal, audit or other counsel and/or advisors at the Corporation’s expense, without the prior approval of the directors of the Corporation;

b)
set and pay the compensation of any advisors employed by the Committee;

c)
review any legal counsel reports of evidence of a material violation of securities laws or breaches of fiduciary duty;

d)
investigate any matter brought to its attention with full access to all books and records of the Corporation and seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s request — or external parties; and

e)
meet and/or communicate directly with the Corporation’s officers, the external auditor or outside counsel, as necessary.

6.
The Committee’s business will be recorded in minutes of the Committee meetings, which shall be submitted to the Board. The Committee Secretary will normally be the Corporate Secretary, unless otherwise determined by the Committee.

C.
ROLES AND RESPONSIBILITIES

The Committee will carry out the following duties and responsibilities:
1.
Financial Statements and Related Disclosure Documents

The duties and responsibilities of the Committee as they relate to the financial statements and related disclosure documents are to:
a)
review and discuss with management and the external auditor, when the external auditor is engaged to perform an interim review, the interim and annual consolidated financial statements and the related disclosures contained in Management’s Discussion and Analysis and recommend these documents to the Board for approval, prior to the public disclosure of this information by the Corporation. Such discussion shall include:

I.
the external auditor’s judgment about the quality, not just the acceptability, of accounting principles applied by the Corporation;

II.
the reasonableness of any significant judgments made;

III.
any significant accounting and reporting issues, including complex or unusual transactions;

IV.
any recent professional and regulatory pronouncements and their impact or potential impact on the financial statements;

V.
the clarity and completeness of the financial statement disclosure;

VI.
any accounting adjustments that were noted or proposed by the external auditor but were not made (whether immaterial or otherwise); and

VII.
any communication between the audit team and their national office relating to accounting or auditing issues encountered during their work.

b)
review and recommend approval to the Board of the following financial sections of:

I.
the annual Report to shareholders;

II.
the Annual Report on Form 10-K;

III.
each Quarterly Report on Form 10-Q;

IV.
prospectuses;

V.
the annual and interim press release disclosing financial results, when applicable; and,

VI.
other financial reports requiring approval by the Board.

2.
Internal Controls

The duties and responsibilities of the Committee as they relate to internal and disclosure controls as well as financial risks of the Corporation are to:
a)
periodically review and assess with management and the external auditor the adequacy and effectiveness of the Corporation’s systems of internal control over financial reporting and disclosure, including policies, procedures and systems to assess, monitor and manage the Corporation’s assets, liabilities and expenses. In addition, the Committee will review and discuss the appropriateness and timeliness of the disposition of any recommendations for improvements in internal control over financial reporting and disclosure procedures;

b)
discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act, including the evaluation of the effectiveness of disclosure controls by the chief executive officer and chief financial officer;

c)
obtain and review reports of the external auditor on significant findings and recommendations on the Corporation’s internal controls, together with management’s responses, including remediation plans to address any internal control deficiencies; and,

d)
periodically discuss with management, the Corporation’s policies regarding financial risk assessment and financial risk management, including an annual review of insurance coverage. While it is the responsibility of management to assess and manage the Corporation’s exposure to financial risk, the Committee will discuss and review guidelines and policies that govern the process. The discussion may include the Corporation’s financial risk exposures and the steps management has taken to monitor and control such exposures, including hedging, foreign exchange, internal controls, and cash and short-term investments.

3.
External Auditor

The duties and responsibilities of the Committee as they relate to the external auditor of the Corporation shall be to:
a)
receive reports directly from and oversee the external auditor;

b)
discuss with representatives of the external auditor the plans for their quarterly reviews, when applicable, and annual audit, including the proposed scope of the audit, adequacy of staff and their proposed fees and expenses. The Committee will have separate discussions with the external auditor, without management present, on:

(i)
the results of their annual audit and applicable quarterly reviews, and, before the filing of the Corporation’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), all critical accounting policies and practices of the Corporation, all alternative treatments within generally accepted accounting principles for policies and practices relating to material terms that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor, and other material written communications between the independent auditors and management;

(ii)
the matters required to be discussed by PCAOB Auditing Standard 1301;

(iii)
any difficulties encountered in the course of their work, including restrictions on the scope of activities or access to information;

(iv)
the characterization of any deficiencies in internal control over financial reporting;

(v)
management’s response to audit issues and, when applicable, quarterly review issues; and,

(vi)
any disagreements with management.

c)
pre-approve all audit and allowable non-audit fees and services to be provided by the external auditor in accordance with securities laws and regulations. The Committee will pre-approve all audit and non-audit services to be provided by the external auditor in advance of work being started on such services. The Committee Chair may approve proposed audit and non-audit services between Committee meetings and will bring any such approvals to the attention of the Committee at its next meeting;

d)
recommend to the Board that it recommend to the shareholders of the Corporation the appointment and termination of the external auditor;

e)
receive reports in respect of quarterly reviews, when applicable, and audit work of the external auditor and, where applicable, oversee the resolution of any disagreements between management and the external auditor;

f)
ensure that at all times there are direct communication channels between the Committee and the external auditor of the Corporation to discuss and review specific issues, as appropriate;

g)
meet separately, on a regular basis, with management and the external auditor to discuss any issues or concerns warranting Committee attention. As part of this process, the Committee shall provide sufficient opportunity for the external auditor to meet privately with the Committee;

h)
at least annually, assess the external auditor’s independence and receive a letter each year from the external auditor confirming its continued independence, in accordance with the applicable requirements of the Public Company Accounting Oversight Board;

i)
allow the external auditor of the Corporation to attend and be heard at any meeting of the Committee;

j)
review and approve the Corporation’s hiring policies regarding partners, employees and former partners and employees of the external auditor to ensure compliance with NI 52-110 and SEC regulations and NASDAQ listing standards;

k)
review and report quarterly to the Board on the Corporation’s compliance with the Anti-Bribery/Anti-Corruption Policy; and

l)
at least annually, evaluate the external auditor’s qualifications, performance and independence, which with respect to the external auditor’s independence, shall be evidenced by information set forth in a formal written statement obtained from the external auditor regarding relationships between the external auditor and the Corporation and relationships or services that may impact the external auditor’s objectivity and independence, and report the results of such review to the Board; and

4.
Whistleblower

The duties and responsibilities of the Committee as they relate to the Whistleblower Policy of the Corporation shall be to establish and review procedures established with respect to employees and third parties for:
i)
the receipt, retention and treatment of complaints received by the Corporation, confidentially and anonymously, regarding accounting, financial reporting and internal accounting and disclosure controls and procedures, or auditing matters; and

ii)
dealing with the reporting, handling and taking of remedial action with respect to alleged violations of accounting, financial reporting and internal accounting and disclosure controls and procedures, or auditing matters, as well as certain other alleged illegal or unethical behavior, in accordance with the Corporation’s related policy and procedures.

5.
Compliance

The duties and responsibilities of the Committee as they relate to the Corporation’s Compliance are to:
a)
review disclosures made by the Corporation’s Chief Executive Officer and Chief Financial Officer regarding compliance with their certification obligations as required by the regulators;

b)
review the Corporation’s Chief Executive Officer and Chief Financial Officer’s quarterly and annual assessments of the design and operating effectiveness of the Corporation’s disclosure controls and procedures and internal control over financial reporting, respectively;

c)
review the findings of any examination by regulatory agencies, and any auditor observations; and

d)
receive reports, if any, from management and corporate legal counsel of evidence of material violation of securities laws or breaches of fiduciary duty.

6.
Reporting Responsibilities

It is the duty and responsibility of the Committee to:
a)
regularly report to the Board on Committee activities, issues and related recommendations;

b)
prepare the Committee report required by SEC proxy rules to be included in the Corporation’s annual proxy statement; and,

c)
report annually to the shareholders, describing the Committee’s composition, responsibilities and how they are discharged, and any other information required by legislation.

7.
Other Responsibilities

Other responsibilities of the Committee are to:
a)
perform any other related activities as requested by the Board;

b)
review and assess the adequacy of the Committee charter annually, requesting Board approval for proposed changes;

c)
confirm annually that all responsibilities outlined this charter have been carried out; and

d)
institute and oversee special investigations, as needed.”

Composition of the Audit Committee
The following individuals are the members of the Audit Committee:
Bob Dean	Chair, Independent(1)	Financially literate(1)
Laura Dove	Independent(1)	Financially literate(1)
Jeffrey Malmen	Independent(1)	Financially literate(1)
Alex Sternhell	Independent(1)	Financially literate(1)

(1)
As defined by NI 52-110, the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

The “audit committee financial expert” as defined by SEC Rules is Bob Dean.

Audit Committee Member Education and Experience
For information regarding the education and experience of the members of the Audit Committee members, please see the information under the heading “Board of Directors Information”.
Audit Committee Oversight
At no time since the commencement of Perpetua’s most recently completed financial year was a recommendation of the Committee to nominate or compensate an external auditor not adopted by the Board.
Pre-Approval Policies and Procedures
All non-audit services must be pre-approved by the Committee, or if a request is made between Committee meetings, the Committee Chair may pre-approve a request for non-audit services, but the Chair must advise other Committee members of such pre-approval no later than the next regularly scheduled Committee meeting. In no event can the external auditor undertake non-audit services prohibited by legislation or professional standards.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than the director and executive compensation arrangements discussed above in “Executive Compensation,” there have been no other transactions since January 1, 2022, to which we have been or will be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of any class of our voting shares, or any member of the immediate family of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
The Corporate Governance and Nominating Committee reviews and, as appropriate, approves and oversees transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Perpetua is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, director, or nominee for election as a director of Perpetua, (b) greater than 5 percent beneficial owner of our outstanding Common Shares, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Corporate Governance and Nominating Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.
Interest of Informed Persons in Material Transactions
No informed person (as defined in National Instrument 51-102 — Continuous Disclosure Obligations of the Canadian Securities Administrators) or proposed Director of the Company and, to the knowledge of the Company, no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which in either such case has materially affected or would materially affect the Company or any of its subsidiaries.
Indebtedness of Directors and Executive Officers
As at March 28, 2023, there was no indebtedness, other than routine indebtedness as defined under applicable securities laws, outstanding of any current or former executive officer, Director, or employee of the Company or any of its subsidiaries which is owing to the Company or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.
No individual who is, or at any time during the financial year ended December 31, 2022, was a Director or executive officer of the Company, no proposed nominee for election as a director of the Company and no associate of such persons:
(i)
is or at any time since the beginning of the most recently completed financial year has been, indebted, other than routine indebtedness as defined under applicable securities laws, to the Company or any of its subsidiaries; or

(ii)
whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, in relation to a securities purchase program or other program.

OTHER INFORMATION
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board, and the cost of such solicitation will be borne by Perpetua. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Perpetua employees without additional compensation.
Management Contracts
No management functions of the Company or any subsidiaries are performed to any substantial degree by a person other than the Directors, executive officers or full-time employees of the Company.
Additional Information
Additional information regarding the Company is available at www.perpetuaresources.com and on the SEC’s website at www.sec.gov and SEDAR at www.sedar.com. Shareholders may contact the Company at: Tel: (208) 901-3060 or Email: info@perpetuacorp.us, to request copies of the Company’s financial statements and MD&A.
Financial information is provided in the Company’s comparative financial statements and MD&A for its most recently completed financial year, which are available on the SEC’s website at www.sec.gov and SEDAR www.sedar.com.
Other Matters
Management of the Company is not aware of any matter to come before the Annual Meeting other than as set forth herein. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.
Proposals of Shareholders
The Company is subject both to the rules of the SEC under the Exchange Act and the provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) with respect to shareholder proposals and director nominees. As set out under the BCBCA and in the rules of the SEC under the Exchange Act, simply submitting a shareholder proposal or director nominee does not guarantee its inclusion in the management information circular and proxy materials, because compliance with applicable law is a prerequisite for inclusion.
On April 4, 2013, the Board adopted an advance notice policy (which was ratified by the Company’s shareholders at the annual general meeting held on May 14, 2013) (the “Advance Notice Policy”), which fixes the deadlines by which shareholders of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in a written notice to the Company for any director nominee to be eligible for election at such annual or special meeting of shareholders.
The following is a brief summary of certain provisions of the Advance Notice Policy and is qualified in its entirety by the full text of the Advance Notice Policy:
1.
Other than pursuant to (i) a proposal made in accordance with the BCBCA (as described below) or (ii) a requisition of the shareholders made in accordance with the provisions of the BCBCA, shareholders of the Company must give advance written notice to the Company of any nominees for election to the board of directors.

2.
The Advance Notice Policy fixes a deadline by which shareholders of the Company must submit, in writing, nominations for directors to the Corporate Secretary of the Company prior to any annual or special meeting of shareholders, and sets forth the specific information that such shareholders must include with their nominations in order to be effective. Only persons who are nominated in accordance with the Advance Notice Policy are eligible for election as directors of the Company.
3.
For an annual meeting of shareholders, notice to the Company must be not less than 30 days and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date less than 50 days after the date on which the first public announcement of the date of such annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement.

4.
For a special meeting of shareholders (that is not also an annual meeting), notice to the Company must be given not later than the close of business on the 15th day following the day on which the first public announcement of the date of such special meeting was made.

5.
The time periods for giving notice set forth above shall in all cases be determined based on the original date of the applicable annual meeting and/or special meeting of shareholders, and in no event shall any adjournment or postponement of a meeting of shareholders, or the reconvening of any adjourned or postponed meeting of shareholders, or the announcement thereof, commence a new time period for the giving of notice as described above.

For the purposes of the Advance Notice Policy, “public announcement” means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on SEDAR at www.sedar.com on the SEC’s Website at www.sec.gov.
In addition to satisfying the requirements under the BCBCA and the Advance Notice Policy described in the immediately preceding paragraphs, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 19, 2024. However, if the date of the 2024 Annual Meeting is more than 30 days before or after the anniversary of the date of the preceding year’s annual meeting of shareholders, then such written notice must be delivered by the later of (x) the 10th day following the public announcement of the date of the 2024 Annual Meeting is first made by the Company and (y) the date which is 60 days prior to the date of the 2024 Annual Meeting.
Shareholder proposals intended to be included in the proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company no later than December 8, 2023, or otherwise as permitted by applicable law. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. The Company must receive notice of a shareholder’s intent to present business, other than pursuant to SEC Rule 14a-8, no later than February 21, 2024. If the notice is received outside of that time frame, then the notice will be considered untimely and we are not required to present such proposal or nomination at the 2024 Annual Meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company sends it proxy materials for the 2024 Annual Meeting.
The BCBCA permits certain eligible shareholders and beneficial owners of shares to submit shareholder proposals, including shareholder proposals for director nominees, to the Company, which proposals may be included in the Company’s management information circular and proxy statement. To be considered for inclusion in the management information circular and proxy statement for the annual meeting of shareholders of the Company, any such shareholder proposal under the BCBCA must be:
a)
signed by the submitter and qualified shareholders who, together with the submitter, are, at the time of signing registered owners or beneficial owners of shares that, in the aggregate, constitute at least 1/100 of the issued Common Shares that carry the right of vote at general meetings or having a market value in excess of $2,000;

b)
received by the Company at least three months before the anniversary date of the last annual meeting of shareholders, or February 24, 2023; and

c)
accompanied by declarations of those making the proposal and their supporters declaring the number of Common Shares carrying the right to vote at general meetings that are owned by the signatories and the names of the registered holders of the Common Shares, for inclusion in the management information circular and proxy statement distributed to shareholders prior to the 2024 annual meeting of shareholders of the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Availability of Annual Report on Form 10-K and Proxy Statement
If you would like an additional copy of the 2022 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting www.perpetuaresources.com. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Perpetua Resources Corp., 405 S. 8th Street, Ste. 201, Boise, Idaho 83702, or by calling (208) 901-3060. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Electronic delivery of shareholder communications helps save Perpetua money by reducing printing and postage costs.

PERPETUA RESOURCES CORP. Computershare 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 Security Class Holder Account Number Form of Proxy - Annual General Meeting to be held on May 18, 2023 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy Security Class Holder Account Number 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 10:00 am, Mountain Time on May 16, 2023. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Virtually Attend the Meeting Call the number listed BELOW from a touch tone telephone. Go to the following web site: www.investorvote.com Smartphone? Scan the QR code to vote now. You can attend the meeting virtually by visiting the URL povided on the back of this document. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER

Appointment of Proxyholder I/We being holder(s) of securities of Perpetua Resources Corp. (the “Company”) hereby appoint: Laurel Sayer, or failing this person, Jessica Largent (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go to https://www.computershare.com/Perpetua and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held online at https://meetnow.global/MZA9AHQ on Thursday, May 18, 2023 at 10:00 am, Mountain Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Fold 1. Election of Directors 01. Marcelo Kim 04. Jeff Malmen 07. Alex Sternhell 2. For Withhold 02. Chris Papagianis 05. Chris J. Robison 08. Laura Dove For Withhold 03. Laurel Sayer 06. Bob Dean 09. Rich Haddock For Withhold 2. Appointment of AuditorsRatify the appointment of PriceWaterhouseCoopers LLP as Independent Auditors of the Company for the fiscal year ending December 31, 2023 at a renumeration to be set by the Directors. For Withhold Fold Signature of Proxyholder Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders’ meeting. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. M X G Q 3 5 1 5 3 3A R 1